UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09917

                        SENTINEL VARIABLE PRODUCTS TRUST

                 National Life Drive, Montpelier, Vermont 05604

                         Sentinel Asset Management, Inc.
                 National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3113

Date of fiscal year end:   December 31, 2006

Date of reporting period:  December 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS


SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive,
Montpelier, Vermont 05604


--------------------------------
TABLE OF CONTENTS
 1    Message to Policyholders
 3    Fund Performance
 4    Actual and Hypothetical Expenses for Comparison Purposes
 5    Sentinel Variable Products Trust Balanced Fund
 9    Sentinel Variable Products Trust Bond Fund
12    Sentinel Variable Products Trust Common Stock Fund
15    Sentinel Variable Products Trust Mid Cap Growth Fund
19    Sentinel Variable Products Trust Money Market Fund
21    Sentinel Variable Products Trust Small Company Fund
24    Statements of Assets and Liabilities
26    Statements of Operations
28    Statements of Changes in Net Assets
30    Financial Highlights
32    Notes to Financial Statements
36    Report of Independent Registered Public Accounting Firm
37    Information and Services for Policyholders
38    Board Approval of Advisory Agreement
40    Trustees and Officers

                            Message to Policyholders

      The Chinese describe the Year of the Dog as eccentric. 2006 lived up to its reputation. The year opened with a bang, with all the leading indexes sharply up, followed quickly by a whimper in early spring and ending with a sharp rally in the summer that extended to the year-end. In the opening months, we saw strong oil prices, declining housing starts, increased interest rates and deteriorating economic indicators. The three-year global bull market seemed played out. However, this was but a prelude to the real drama of the second half of the year. For the year ending December 31, 2006, the Standard & Poor's 500 Composite Index rose 15.79%, the Russell 2000 Index - which measures smaller capitalization stocks - was up 18.37% and the Russell Midcap Index of medium size companies rose 14.07%.(1) Some of the reasons for these gains remind us of the "the dog that did not bark" explanation from Conan Doyle. Oil did not soar to $100 a barrel, the economy did not slow precipitously despite a precarious housing market, interest rates did not rise despite repeated solecisms from the Fed Chairman, and American consumers did not relent from buying at rates higher than a year ago. As investors took comfort in these non-events and corporate profits continued to expand, confidence grew.

      The debt market was particularly resilient in 2006. In the U.S., short-term government borrowing cost around 5.25% (the Fed Funds rate) at the end of December, whereas 30-year debt cost a mere 4.81%(2). We have had inverted yield curves, often heralding recession. This time, something else was afoot. Top-notch corporate borrowers needed only pay from 50 basis points to 70 basis points more than the U.S. government, while high-risk companies and countries (think Gazprom(3)and Peru(4)) paid only an additional 120 to 130 basis points. This was due to pension funds willing to pay up for liability matching assets, and to credit derivatives, which allow investors to parcel up bonds into numerous components. The result: excess liquidity, capital availability and low defaults. This, in turn, has built up investor confidence, higher corporate profits and equity prices.

      Overall, it was a good year for stocks and especially for the stocks we like to buy. For the sixth successive year, value stocks outperformed growth stocks; the Russell 1000 Value Index and the Russell 1000 Growth Index rose by 22.25% and 9.07%, respectively, in the 12 months ending December 31, 2006.(5) The growth/value distinction has dubious practical value. It is a backward definition: yesterday's growth stocks can rapidly become today's value stocks based on a narrow range of historic financial data. At Sentinel, we look at companies with very specific attributes: strong cash flow, experienced management, quality products and dependable customers. This approach worked well in 2006, when we kept a high exposure to the energy, materials and industrials sectors. We liked companies that sold in overseas markets, produce late-cycle products and enjoy recurring revenue. When we ventured into healthcare and information technology, it was always with more cash-generative and dependable companies. This common sense, low-flying strategy worked.

      At Sentinel, we take a prosaic approach to investing. When markets run indiscriminately, as in early 2006, we are content to review our holdings. However, when markets buckle and quality rises to the fore, we are often at our most confident. We show this in statistics such as upside/downside capture, beta, alpha, Sharpe ratios and the standard deviation of our funds. In practical terms, we mitigate the inherent risk of investing by preserving capital where we can, keeping turnover rates low and consistently applying a grounded investment process. To paraphrase the proverb, at Sentinel the journey is more interesting than the destination.

      In an industry where manager turnover and corporate reshuffling have been endemic, we have quietly built out our resources. Our Bond Fund continues to thrive in David Brownlee's experienced hands. In this highly competitive and efficient sector, David and his team have produced another year of strong returns.

      We continue to believe that intellectual capital is the preeminent competitive advantage in investment management. We welcomed new members to our Common Stock and Small Company Funds, under the leadership of Dan Manion and Charles Schwartz, and new leadership to our Mid Cap Growth Fund, with Paul Kandel. We continue to build our company for future generations of customers, shareholders and employees.

      Looking ahead to 2007, we see three trouble spots. First, some emerging markets look dangerously overvalued and could cast a wide net in the event of a break. Recent but not isolated examples are Thailand and Venezuela. Second, Private Equity investors have amassed sizeable and leveraged funds to stalk bid candidates. These funds can lend price support in the short term as they offer record prices for buyout candidates. However, they can also destabilize markets as high indebtedness, lack of access to secondary sources of capital and the timing of the "liquidity event" can lead to great uncertainty. Third, housing markets in nearly every major economy look overstretched, with little relief in sight. However, there are many attractions looking into 2007. Exchange rates are managing through a process of readjustment without the currency runs that were a pattern of much of the 1990s; interest rates are mostly low in real terms and, above all, corporate profits continue to show strong double-digit growth in a period of stable inflation. Whilst the market may have priced much of this in the recent rally, it is a strong platform with which to enter the New Year. We believe that policyholders should benefit from our continued adherence to an investment discipline that sees beyond the now and focuses on long-term results.

      Thank you for your continued investment in Sentinel Variable Products
Trust.


/s/ Christian W. Thwaites
Christian W. Thwaites
President & Chief Executive Officer


(1) The S&P Composite Index of 500 stocks (S&P500(R)) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general. The Russell 2000 Index is a group of unmanaged securities used to measure the performance of small-capitalization U.S. stocks. The Russell Midcap Index is an unmanaged index that measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization.

(2)   Bloomberg

(3) Bloomberg - "Gazprom Upgraded by Moody's as Russian Gas Rates Rise", December 2006

(4)   Bloomberg - Peruvian bond pricing from ScotiaBank Peru, December 2006

(5) The Russell 1000 Value Index is an unmanaged index that measures the performance of those stocks of the Russell 1000 with lower price to book ratio's and lower relative forecasted growth rates.

      The Russell 1000 Growth Index is an unmanaged index that measures the performance of those stocks of the Russell 1000 with higher price to book ratio's and higher forecasted growth rates.

An investment cannot be made directly into an index. Past performance is not indicative of future results.

                                Fund Performance

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data and complete performance data is contained in the following pages.

                                              For the period from
                                           01/01/06 through 12/31/06                     Total Returns*
                                 -------------------------------------------------------------------------------
                                    12/31/06                       Capital
Sentinel Variable                   Net Asset        Income          Gain                                Since
Products Trust Fund              Value Per Share    Dividends    Distributions     1 Yr.      5 Yr.    Inception
-----------------------------------------------------------------------------------------------------------------
BALANCED                              $12.52           $0.31         $0.14        11.49%        --       11.63%
BOND                                    9.72            0.48            --         3.70%        --        4.58%
COMMON STOCK                           13.39            0.19            --        16.14%      8.29%       6.14%
MID CAP GROWTH                         10.18              --            --         5.60%      5.80%       0.29%
MONEY MARKET                            1.00          0.0460            --         4.70%        --          --
SMALL COMPANY                          14.33            0.03          1.85        16.17%     11.83%      11.87%

STANDARD & POOR'S 500
  COMPOSITE INDEX +                       --              --            --        15.79%      6.19%       2.98%
LEHMAN AGGREGATE BOND INDEX ++            --              --            --         4.33%      5.06%       4.33%
-----------------------------------------------------------------------------------------------------------------

* Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is no guarantee of future results.

+ The S&P Composite Index of 500 stocks (S&P500(R)) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general.

++ Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

An investment cannot be made directly into an index.

Actual and Hypothetical Expenses for Comparison Purposes
(UNAUDITED)

EXAMPLE

When you allocate to one or more of the Sentinel Variable Products Trust Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/06 through 12/31/06.

ACTUAL EXPENSES

The first line of each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/06 through 12/31/06 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such expenses were included, the overall expenses shown in the table below would be higher.

Actual and hypothetical expenses for each Sentinel Variable Products Trust Fund are provided in this table. More detailed expense data is contained in the following pages.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Beginning     Ending                 Expenses Paid
                                        Total                         Total      Account     Account    Annualized   from 07/01/06
Sentinel Variable                       Return                       Return       Value       Value       Expense       through
Products Trust Fund                  Description                   Percentage    07/01/06    12/31/06      Ratio       12/31/06*
----------------------------------------------------------------------------------------------------------------------------------
BALANCED                                Actual                        9.23%     $1,000.00   $1,092.32      0.79%         $4.17
                      Hypothetical (5% per year before expenses)      2.10%     $1,000.00   $1,021.05      0.79%         $4.02
----------------------------------------------------------------------------------------------------------------------------------
BOND                                    Actual                        4.23%     $1,000.00   $1,042.29      0.65%         $3.34
                      Hypothetical (5% per year before expenses)      2.18%     $1,000.00   $1,021.76      0.65%         $3.31
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                            Actual                       12.39%     $1,000.00   $1,123.91      0.58%         $3.08
                      Hypothetical (5% per year before expenses)      2.21%     $1,000.00   $1,022.12      0.58%         $2.93
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH                          Actual                        4.95%     $1,000.00   $1,049.48      0.72%         $3.72
                      Hypothetical (5% per year before expenses)      2.14%     $1,000.00   $1,021.40      0.72%         $3.67
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                            Actual                        2.48%     $1,000.00   $1,024.75      0.40%         $2.04
                      Hypothetical (5% per year before expenses)      2.30%     $1,000.00   $1,023.00      0.40%         $2.04
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY                           Actual                        9.79%     $1,000.00   $1,097.93      0.59%         $3.10
                      Hypothetical (5% per year before expenses)      2.21%     $1,000.00   $1,022.06      0.59%         $2.99
----------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184)/365 (or 366).

 SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND SEEKS A COMBINATION OF GROWTH
  OF CAPITAL AND CURRENT INCOME, WITH RELATIVELY LOW RISK AND RELATIVELY LOW
    FLUCTUATIONS IN VALUE, BY INVESTING IN HIGH QUALITY COMMON STOCKS AND
                           INVESTMENT GRADE BONDS.

                Sentinel Variable Products Trust Balanced Fund

WE EXPECT ATTRACTIVE OPPORTUNITIES FOR TOTAL RETURNS AND MODEST LEVELS OF RISK IN HIGH-QUALITY, LARGE-CAP STOCKS THAT ARE GROWING EARNINGS AT ATTRACTIVE RATES, GENERATING FREE CASH FLOW, REPURCHASING THEIR SHARES AND INCREASING DIVIDEND PAYMENT TO SHAREHOLDERS.

For the 12-month period ending December 31, 2006, the Sentinel Variable Products Trust Balanced Fund returned 11.49%. Stocks outperformed bonds during the year, with the Standard & Poor's 500 Composite Index returning 15.79%, and the Lehman Brothers Aggregate Bond Index returning 4.33%. The Fund's performance placed it slightly ahead of the 11.19% return for the Morningstar Variable Annuity Fund Moderate Allocation Category.

      During 2006, the strongest sector performance came from Telecommunications Services, where the Fund had below-index exposure, and Energy, where we had a smaller overweight versus the S&P 500 index than in previous quarters, as we had been trimming these holdings into strength.

      As of the end of the fiscal year, our positioning on the equity portion of the portfolio included an overweight of the Health Care sector versus the S&P 500 index, which was the poorest-performing market sector in 2006, as we suspected investors may attach higher values to non-cyclical growth stocks. We also expected to see continued corporate capital spending, with much of this directed at international growth opportunities, and we own numerous stocks poised to benefit from this global industrial infrastructure expansion. The capital-spending theme was also present in our Energy sector positioning, which emphasized companies within the oil field equipment and services segment. We continued to remain underweight in the Consumer Cyclical sector versus the S&P 500 index, as we expected a meaningful moderation in the pace of consumer discretionary spending absent the positive effects of home equity withdrawals and mortgage refinancings that that had been multi-year consumption drivers.

      The bond market provided investors with modest returns in 2006 and, like the stock market, the bulk of the positive performance occurred in the last half of the year. The Federal Reserve Board suspended its string of 17 consecutive interest rate increases in August and adopted a wait-and-see approach, but still cited inflation as a bigger risk to the U.S. economy rather than slower economic growth. Interest rates remained fairly volatile during the year and ended 25 to 40 basis points higher than their beginning levels. In terms of sector performance within the investment-grade fixed-income markets, mortgage-backed securities (MBS) outperformed their U.S. Treasury, Agency, and corporate bond counterparts by a wide margin, according to the Lehman Brothers indices. Bond investors viewed the MBS sector as very attractive, given their relatively high yield increments versus U.S. Treasury securities, and the Fund continued to maintain high exposure to mortgage-backed securities.

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

 [The following table was represented as a line chart in the printed material.]

                   SVP balanced          S&P             Lehman           US VA
   8/1/2003            10000            10000            10000            10000
 12/31/2003            11508            11314            10365            11001
 12/31/2004            12363            12544            10815            12033
 12/31/2005            13061            13160            11078            12677
 12/31/2006            14562            15236            11558            14098

+ The Standard & Poor's 500 Composite Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.
++ The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment- grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.
+++ An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                -----------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN - Through 12/31/06

                Period 1 Year                            11.49%
                -----------------------------------------------
                Since Inception*                         11.63%
                -----------------------------------------------
                *   8/1/03

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall. Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

      The Fund's asset allocation at year-end was 68% stocks, 31% bonds and 1% cash and cash equivalents, representing a slight increase in equity exposure, which can be attributed to the strong relative performance of stocks relative to bonds. After strong gains in the stock market for 2006 and less robust rates of corporate earnings growth expected in 2007, we find the overall stock market to be essentially fairly valued. However, we expect attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. The Fund is well positioned to take advantage of these market dynamics, as the bulk of the Fund's equity exposure was invested in these types of stocks. A sizeable commitment to fixed-income securities is expected to be maintained in the Fund as a means of generating income and reducing risk.


/s/ David M. Brownlee
David M. Brownlee, CFA


/s/ Daniel J. Manion
Daniel J. Manion, CFA

                 Sentinel Variable Products Trust Balanced Fund

PORTFOLIO WEIGHTINGS
As a percentage of net assets as of 12/31/06

AVERAGE EFFECTIVE DURATION (for all Fixed Income Holdings) 3.5 YEARS**

Asset Category                                          Percentage of Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              68.0%
U.S. Government Obligations                                                30.9%
Cash and Other                                                              1.1%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS* as of 12/31/06

Description                                             Percentage of Net Assets
--------------------------------------------------------------------------------
Medtronic, Inc.                                                             1.9%
JPMorgan Chase & Co.                                                        1.8%
United Technologies Corp.                                                   1.8%
General Electric Co.                                                        1.7%
ExxonMobil Corp.                                                            1.6%
Johnson & Johnson                                                           1.6%
American Int'l. Group, Inc.                                                 1.3%
Schlumberger Ltd.                                                           1.3%
Citigroup, Inc.                                                             1.3%
Microsoft Corp.                                                             1.3%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS*                                                     15.6%
--------------------------------------------------------------------------------

TOP 10 FIXED INCOME HOLDINGS* as of as of 12/31/06

                                                     Maturity         Percent of
Description                          Coupon            Date           Net Assets
--------------------------------------------------------------------------------
FNR 06-63 VH                          6.5%           03/25/23               7.2%
FNR 02-93 CM                          5.5%           10/25/31               4.7%
FNR 02-97 PG                          5.5%           12/25/31               4.7%
FNR 03-42 PE                          5.5%           12/25/31               4.7%
FNR 06-66 NV                          6.5%           02/25/24               2.4%
FNR 06-88 BV                          6.5%           11/25/25               2.4%
FNR 06-78 BV                          6.5%           06/25/23               2.4%
FHLMC A51587                          6.0%           08/01/36               2.4%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS*                                                     30.9%
--------------------------------------------------------------------------------

* "Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

INVESTMENT IN SECURITIES
at December 31, 2006

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
                                                        (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 30.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS 30.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION 2.4%
Mortgage-Backed Securities:
30-Year:
FHLMC A51587
  6%, 08/01/36                                                498M  $   501,712
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 28.5%
Collateralized Mortgage Obligations:
FNR 06-63 VH
  6.5%, 03/25/23                                            1,500M    1,539,045
FNR 06-78 BV
  6.5%, 06/25/23                                              500M      513,700
FNR 06-66 NV
  6.5%, 02/25/24                                              500M      516,950
FNR 06-88 BV
  6.5%, 11/25/25                                              500M      514,410
FNR 02-93 CM
  5.5%, 10/25/31                                            1,000M      997,310
FNR 02-97 PG
  5.5%, 12/25/31                                            1,000M      995,540
FNR 03-42 PE
  5.5%, 12/25/31                                            1,000M      991,750
                                                                    -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                           6,068,705
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $6,534,943)                                                     6,570,417
                                                                    -----------

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 68.0%
CONSUMER DISCRETIONARY 5.5%
Comcast Corp. (a)                                            5,500  $   230,340
Grupo Televisa SA ADR                                        4,000      108,040
Hilton Hotels Corp.                                          2,500       87,250
Idearc, Inc. (a)(b)                                            150        4,298
McDonald's Corp.                                             2,000       88,660
McGraw-Hill Cos., Inc.                                       2,200      149,644
Staples, Inc.                                                4,500      120,150
Time Warner, Inc.                                            5,000      108,900
TJX Cos, Inc.                                                2,500       71,300
Walt Disney Co.                                              5,800      198,766
                                                                    -----------
                                                                      1,167,348
                                                                    -----------
CONSUMER STAPLES 5.8%
Altria Group, Inc.                                           2,000      171,640
CVS Corp. (b)                                                2,700       83,457
Diageo PLC ADR (b)                                           1,500      118,965
Kellogg Co. (b)                                              1,800       90,108
Kimberly-Clark Corp.                                         2,500      169,875
PepsiCo, Inc.                                                3,500      218,925
Procter & Gamble Co.                                         4,000      257,080
Wal-Mart Stores, Inc. (b)                                    2,500      115,450
                                                                    -----------
                                                                      1,225,500
                                                                    -----------
ENERGY 6.7%
Chevron Corp.                                                3,000      220,590
EOG Resources, Inc.                                          2,100      131,145
ExxonMobil Corp.                                             4,500      344,835
GlobalSantaFe Corp. (b)                                      1,500       88,170
Noble Energy, Inc.                                           2,500      122,675
Pride Int'l., Inc. (a)                                       3,200       96,032
Schlumberger Ltd.                                            4,500      284,220
Weatherford Int'l.,Ltd. (a)(b)                               3,500      146,265
                                                                    -----------
                                                                      1,433,932
                                                                    -----------
FINANCIALS 12.9%
American Express Co.                                         2,700      163,809
American Int'l. Group, Inc. (b)                              4,000      286,640
Ameriprise Financial, Inc.                                     540       29,430
Bank of America Corp.                                        5,000      266,950
Bank of New York Co, Inc.                                    3,000      118,110
Citigroup, Inc.                                              5,000      278,500
Goldman Sachs Group, Inc.                                      600      119,610
Hartford Financial Services                                  1,000       93,310
JPMorgan Chase & Co.                                         8,100      391,230
Mellon Financial Corp.                                       3,500      147,525
Merrill Lynch & Co., Inc.                                    1,700      158,270
Morgan Stanley                                               1,700      138,431
St. Paul Travelers Cos., Inc.                                2,500      134,225
US Bancorp (b)                                               3,400      123,046
Wachovia Corp. (b)                                           2,400      136,680
Wells Fargo & Co.                                            4,200      149,352
                                                                    -----------
                                                                      2,735,118
                                                                    -----------
HEALTH CARE 11.3%
Amgen, Inc. (a)                                              3,000      204,930
Baxter Int'l., Inc.                                          3,100      143,809
Bristol-Myers Squibb Co.                                     2,000       52,640
Cigna Corp. (b)                                                500       65,785
Eli Lilly & Co.                                              2,500      130,250
GlaxoSmithKline PLC ADR                                      3,000      158,280
Johnson & Johnson                                            5,000      330,100
Laboratory Corp of America Holdings (a)(b)                   1,500      110,205
Medco Health Solutions, Inc. (a)                             1,200       64,128
Medtronic, Inc.                                              7,500      401,325
Novartis AG ADR                                              2,600      149,344

    The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Trust Balanced Fund at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
Pfizer, Inc.                                                 7,200  $   186,480
Schering-Plough Corp.                                        5,000      118,200
Teva Pharmaceutical Industries Ltd. ADR                      3,200       99,456
Zimmer Holdings, Inc. (a)(b)                                 2,500      195,950
                                                                    -----------
                                                                      2,410,882
                                                                    -----------
INDUSTRIALS 10.8%
Boeing Co.                                                   2,000      177,680
Canadian National Railway Co.                                1,200       51,636
Deere & Co.                                                  1,500      142,605
General Dynamics Corp.                                       1,800      133,830
General Electric Co.                                        10,000      372,100
Honeywell Int'l., Inc.                                       5,200      235,248
Northrop Grumman Corp.                                       1,700      115,090
Rockwell Automation, Inc. (b)                                2,500      152,700
Tyco Int'l. Ltd.                                             6,000      182,400
Union Pacific Corp.                                          2,000      184,040
United Technologies Corp.                                    6,000      375,120
Waste Management, Inc.                                       5,000      183,850
                                                                    -----------
                                                                      2,306,299
                                                                    -----------
INFORMATION TECHNOLOGY 9.6%
Accenture Ltd. (b)                                           2,100       77,553
Adobe Systems, Inc. (a)                                      3,000      123,360
Applied Materials, Inc. (b)                                  5,900      108,855
Broadcom Corp. (a)                                           2,300       74,313
Cisco Systems, Inc. (a)                                      4,700      128,451
Citrix Systems, Inc. (a)                                     2,900       78,445
EMC Corp. (a)(b)                                             8,000      105,600
Intel Corp.                                                  7,000      141,750
Int'l Business Machines Corp.                                1,600      155,440
Microchip Technology, Inc. (b)                               4,000      130,800
Microsoft Corp.                                              9,000      268,740
Motorola, Inc.                                               7,000      143,920
Nokia Oyj ADR                                                5,000      101,600
Oracle Corp. (a)                                             6,100      104,554
Seagate Technology (b)(c)                                    5,000      132,500
Texas Instruments, Inc.                                      4,500      129,600
Western Union Co.                                            1,600       35,872
                                                                    -----------
                                                                      2,041,353
                                                                    -----------
MATERIALS 3.1%
EI Du Pont de Nemours & Co. (b)                              3,500      170,485
Freeport-McMoRan Copper & Gold, Inc. (b)                     3,000      167,190
Int'l. Paper Co. (b)                                         2,500       85,250
Newmont Mining Corp.                                           700       31,605
Praxair, Inc.                                                3,500      207,655
                                                                    -----------
                                                                        662,185
                                                                    -----------
TELECOMMUNICATION SERVICES 1.6%
America Movil SA de CV ADR                                   2,000       90,440
AT&T Inc. (b)                                                2,400       85,800
Embarq Corp.                                                   140        7,358
Sprint Nextel Corp. (b)                                      2,600       49,114
Verizon Communications, Inc.                                 3,000      111,720
                                                                    -----------
                                                                        344,432
                                                                    -----------
UTILITIES 0.7%
Entergy Corp.                                                1,500      138,480
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $10,573,640)                                                   14,465,529
                                                                    -----------
MONEY MARKET FUNDS 13.5%
State Street Navigator Securities Lending
  Prime Portfolio (d)
(Cost $2,865,875)                                        2,865,875    2,865,875
                                                                    -----------
TOTAL INVESTMENTS 112.4%
(Cost $19,974,458)***                                                23,901,821

EXCESS OF LIABILITIES OVER OTHER ASSETS (12.4%)                      (2,631,352)
                                                                    -----------
NET ASSETS 100%                                                     $21,270,469
                                                                    ===========

FOOTNOTES

(a)   Non-income producing

(b) All or a portion of this security was on loan at December 31, 2006. The aggregate cost and market value of securities on loan at December 31, 2006 is $2,130,334 and $2,788,110, respectively.

(c)   Return of Capital paid during the fiscal period

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

*** Cost for federal income tax purposes is $19,983,746. At December 31, 2006 unrealized appreciation for federal income tax purposes aggregated $3,918,075 of which $4,012,297 related to appreciated securities and $94,222 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND SEEKS HIGH CURRENT INCOME WHILE SEEKING TO CONTROL RISK BY INVESTING EXCLUSIVELY IN FIXED-INCOME SECURITIES AND
                        MAINLY IN INVESTMENT GRADE BONDS.

                   Sentinel Variable Products Trust Bond Fund

DURING THE12-MONTH PERIOD, THE BOND MARKET PROVIDED INVESTORS WITH MODEST RETURNS, WITH ALL THE POSITIVE PERFORMANCE OCCURRING IN THE LAST HALF OF THE YEAR.

For the 12-month period ended December 31, 2006, the Sentinel Variable Products Trust Bond Fund returned 3.70%, versus a 4.33% return for the Lehman Brothers Aggregate Bond Index and a 4.24% return for its Morningstar Variable Annuity Fund Intermediate-Term Bond Category.

      During the 12-month period, the bond market provided investors with modest returns, with all the positive performance occurring in the last half of the year. The Federal Reserve Board suspended its string of 17 consecutive interest rate increases in August, and adopted a wait-and-see approach, but still cited inflation as a bigger risk to the U.S. economy rather than slower economic growth. Interest rates remained fairly volatile during the year, and ended 25 to 40 basis points higher than their beginning levels. In terms of sector performance within the investment-grade fixed-income markets, mortgage-backed securities (MBS) outperformed their U.S. Treasury, Agency, and Corporate Bond counterparts by a wide margin, according to Lehman Brothers:

                                                     4th Qtr.            2006
Sector                                                Return            Return
--------------------------------------------------------------------------------
Lehman Brothers U.S. MBS Index                        +1.60%            +5.22%
Lehman Brothers U.S. Agency Index                     +1.11%            +4.37%
Lehman Brothers U.S. Corporate Index                  +1.36%            +4.30%
Lehman Brothers U.S. Treasury Index                   +0.72%            +3.08%

      Bond investors viewed the MBS sector as very attractive, given its relatively high yield increments versus U.S. Treasury securities, and drawing strong demand from foreign central banks in addition to domestic accounts. Prepayments on mortgage-backed securities remained very stable and predictable during 2006.

      As of December 31, 2006, the Fund's effective duration stood at 3.8 years. This represents a 15% duration underweighting relative to the 4.46-year modified-adjusted duration of the Lehman Brothers Aggregate Bond Index. The portfolio's composition was 66% of assets in collateralized mortgage obligations, 21% in corporate bonds, and 13% U.S. Treasury securities. The Fund's 2006 underperformance was solely a function of its relative short duration throughout the second half of the year.


/s/ David M. Brownlee
David M. Brownlee, CFA


SENTINEL VARIABLE PRODUCTS TRUST BOND FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

 [The following table was represented as a line chart in the printed material.]

                   SVP bond          Lehman           US VA         Lehman MBS
  8/1/2003           10000            10000           10000           10000
12/31/2003           10538            10365           10407           10338
12/31/2004           11039            10815           10857           10825
12/31/2005           11238            11078           11082           11108
12/31/2006           11654            11558           11555           11688

+ The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment- grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

++ The Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index made up of the Mortgage-Backed Securities Index and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

+++ An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                 ----------------------------------------------
                 Average Annual Total Return - Through 12/31/06

                 Period 1 Year                            3.70%
                 ----------------------------------------------
                 Since Inception*                         4.58%
                 ----------------------------------------------
                 *   8/1/03

The Fund is subject to interest rate risk. Bond values will generally decline as interest rates rise and generally increase as interest rates fall. Mortgage-backed securities (MBS) are subject to prepayment risk. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

                   Sentinel Variable Products Trust Bond Fund

AVERAGE EFFECTIVE DURATION**
As a percentage of net assets as of 12/31/06

AVERAGE EFFECTIVE DURATION (for all Fixed Income Holdings) 3.8 YEARS**

Duration                                                                 Percent
--------------------------------------------------------------------------------
1 yr. to 2.99 yrs.                                                        31.60%
3 yrs. to 3.99 yrs.                                                       32.81%
4 yrs. to 5.99 yrs.                                                       25.93%
6 yrs. to 7.99 yrs.                                                        9.66%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*
As a percentage of net assets as of 12/31/06

                                                     Maturity         Percent of
Description                         Coupon             Date           Net Assets
--------------------------------------------------------------------------------
FNR 06-63 VH                          6.5%           03/25/23               8.8%
FHR 3179 PE                          5.75%           12/15/18               8.6%
U.S. Treasury Note                  3.375%           10/15/09               7.3%
FNR 06-88 BV                          6.5%           11/25/25               6.6%
GNR 03-84 PB                          5.5%           11/20/32               5.4%
FHR 3181 BV                           6.5%           06/15/26               4.4%
FNR 06-78 BV                          6.5%           06/25/23               4.4%
FNR 06-91 VB                        6.175%           03/25/23               4.4%
FHR 3213 JB                           6.0%           01/15/30               4.4%
FNR 02-93 CM                          5.5%           10/25/31               4.3%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS                                                      58.6%
--------------------------------------------------------------------------------

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

INVESTMENT IN SECURITIES
at December 31, 2006

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
                                                        (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 78.1%
U.S. GOVERNMENT AGENCY OBLIGATIONS 65.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION 17.4%
Collateralized Mortgage Obligations:
FHR 3179 PE
  5.75%, 12/15/18                                           2,000M  $ 2,002,280
FHR 3181 BV
  6.5%, 06/15/26                                            1,000M    1,029,040
FHR 3213 JB
  6%, 01/15/30                                              1,000M    1,015,010
                                                                    -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                          4,046,330
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 42.8%
Collateralized Mortgage Obligations:
FNR 06-91 VB
  6.175%, 03/25/23                                          1,000M    1,020,080
FNR 06-63 VH
  6.5%, 03/25/23                                            2,000M    2,052,060
FNR 06-78 BV
  6.5%, 06/25/23                                            1,000M    1,027,400
FNR 06-66 NV
  6.5%, 02/25/24                                              551M      570,175
FNR 06-88 BV
  6.5%, 11/25/25                                            1,500M    1,543,230
FNR 02-93 CM
  5.5%, 10/25/31                                            1,000M      997,310
FNR 02-97 PG
  5.5%, 12/25/31                                            1,000M      995,540
FNR 01-63 TC
  6%, 12/25/31                                                750M      756,285
FNR 06-90 BE
  6%, 04/25/35                                                959M      970,029
                                                                    -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                           9,932,109
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE CORPORATION 5.4%
Collateralized Mortgage Obligations:
GNR 03-84 PB
  5.5%, 11/20/32                                            1,250M  $ 1,243,000
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                             15,221,439
                                                                    -----------
U.S. TREASURY OBLIGATIONS 12.5%
5-Year:
U.S. Treasury Note
  4.375%, 01/31/08 (a)                                        750M      745,283
U.S. Treasury Note
  3.375%, 10/15/09 (a)                                      1,750M    1,688,872
U.S. Treasury Note
  3.625%, 01/15/10 (a)                                        500M      484,725
                                                                    -----------
                                                                      2,918,880
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $18,152,728)                                                   18,140,319
                                                                    -----------
BONDS 21.0%
BASIC MATERIALS 2.1%
Alcan, Inc.
  5%, 06/01/15                                                500M      476,365
                                                                    -----------
CONSUMER CYCLICAL 3.0%
McDonald's Corp.
  4.125%, 06/01/13                                            750M      699,278
                                                                    -----------
CONSUMER STAPLE 5.0%
Anheuser-Busch Cos., Inc.
  4.375%, 01/15/13 (a)                                        740M      702,260
Ingersoll-Rand Co.
  4.75%, 05/15/15 (a)                                         500M      467,605
                                                                    -----------
                                                                      1,169,865
                                                                    -----------
FINANCIAL 5.4%
Bank of New York
  4.95%, 01/14/11                                             500M  $   495,535
Fleet National Bank
  5.75%, 01/15/09                                             250M      252,592
John Deere Capital Corp.
  5.4%, 04/07/10 (a)                                          500M      501,260
                                                                    -----------
                                                                      1,249,387
                                                                    -----------
MEDIA 2.3%
Time Warner Cos., Inc.
  6.875%, 06/15/18                                            500M      532,705
                                                                    -----------
REAL ESTATE 3.2%
Duke Realty LP
  5.4%, 08/15/14                                              250M      246,662
ERP Operating LP
  5.25%, 09/15/14 (a)                                         500M      495,165
                                                                    -----------
                                                                        741,827
                                                                    -----------
TOTAL BONDS
(Cost $4,995,036)                                                     4,869,427
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                     Sentinel Variable Products Trust Bond Fund at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
MONEY MARKET FUNDS 20.3%
State Street Navigator Securities Lending Prime Portfolio (b)
(Cost $4,708,776)                                        4,708,776  $ 4,708,776
                                                                    -----------
TOTAL INVESTMENTS 119.4%
(Cost $27,856,540)***                                                27,718,522

EXCESS OF LIABILITIES OVER OTHER ASSETS (19.4%)                      (4,510,491)
                                                                    -----------
NET ASSETS 100.0%                                                   $23,208,031
                                                                    ===========

FOOTNOTES

(a) All or a portion of this security was on loan at December 31, 2006. The aggregate cost and market value of securities on loan at December 31, 2006 is $4,625,260 and $4,546,673, respectively.

(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

*** Cost for federal income tax purposes is substantially similar. At December 31, 2006 unrealized depreciation for federal income tax purposes aggregated $138,018 of which $53,670 related to appreciated securities and $191,688 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

  THE SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND SEEKS A COMBINATION OF GROWTH OF CAPITAL, CURRENT INCOME, GROWTH OF INCOME, AND RELATIVELY LOW RISK AS
   COMPARED WITH THE STOCK MARKET AS A WHOLE, BY INVESTING MAINLY IN A DIVERSE
              GROUP OF COMMON STOCKS OF WELL-ESTABLISHED COMPANIES.

               Sentinel Variable Products Trust Common Stock Fund

DURING 2006 THE FUND'S POSITIVE RELATIVE RETURNS WERE DRIVEN BY STRONG PERFORMANCE IN THE CONSUMER DISCRETIONARY, ENERGY, AND FINANCIAL SECTORS.

For the fiscal year ending December 31, 2006, the Sentinel Variable Products Trust Common Stock Fund returned 16.14%, comparing favorably to the 15.79% return for the Standard & Poor's Composite Index, and the 14.06% return for the Morningstar Variable Annuity Fund Large Blend Category. During 2006, the Fund's positive relative returns were driven by strong performance in the Consumer Discretionary, Energy, and Financial sectors. Despite an overall underweight position in Consumer Discretionary versus the S&P 500, we continued to find compelling individual opportunities outside of the classic realm of retailing, restaurants, autos and housing-related stocks. Comcast was our top performer in this space, as the market rewarded the successful rollout of their "triple play" offering (video, voice and data services). Hilton Hotels and McGraw-Hill were also significant contributors, respectively helped by sustained lodging demand and an extremely active securitization market. Strong worldwide energy demand drove energy stocks, with Schlumberger one of our top performers. We continued to reduce our energy exposure, after strong multi-year outperformance, in the face of slowing global economic growth, while favoring those companies that should benefit from a continued upturn in internationally directed oilfield spending. Within the Financial sector, the flurry of activity in the global capital markets boosted the performance of the Capital Markets sub-sector, led in our fund by Morgan Stanley and Merrill Lynch. We remained overweight versus the S&P 500 in Capital Markets names, as rapid earnings growth kept relative valuations attractive.

      After several years of relative underperformance, large-cap stocks outperformed small and mid-cap stocks during 2006. Returns for our Fund were enhanced further by our large-cap high quality focus. Even as the valuation gap between large caps and mid and small caps has narrowed, we believe these stocks continue to offer moderate risk with the potential for above average total returns, along with a greater geographic diversification and emerging economies exposure.

      The Sentinel Variable Products Trust Common Stock Fund has consistently delivered solid total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will continue to reward our Fund's policyholders.


/s/ Daniel J. Manion
Daniel J. Manion, CFA


SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

 [The following table was represented as a line chart in the printed material.]

                            SVP Common          S&P        morningstar
          11/30/2000           10000           10000          10000
          12/31/2000           10500           10049          10237
          12/31/2001            9650            8856           8998
          12/31/2002            7977            6899           7015
          12/31/2003           10485            8877           9008
          12/31/2004           11497            9842           9997
          12/31/2005           12375           10325          10642
          12/31/2006           14373           11954          12135

+ The Standard & Poor's 500 Composite Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++ An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - Through 12/31/06

                 Period 1 Year                           16.14%
                 ----------------------------------------------
                 5 Years                                  8.29%
                 ----------------------------------------------
                 Since Inception*                         6.14%
                 ----------------------------------------------
                 *   11/30/00

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

               Sentinel Variable Products Trust Common Stock Fund

TOP SECTORS
As a percentage of net assets as of 12/31/06

Sector                                                                   Percent
--------------------------------------------------------------------------------
Financials                                                                 18.4%
Health Care                                                                15.1%
Industrials                                                                15.0%
Information Technology                                                     12.6%
Energy                                                                      9.8%
Consumer Staples                                                            8.5%
Consumer Discretionary                                                      8.4%
Materials                                                                   4.6%
Telecommunication Services                                                  2.7%
Utilities                                                                   1.0%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*
As a percentage of net assets as of 12/31/06

Description                                                Percent of Net Assets
--------------------------------------------------------------------------------
General Electric Co.                                                        2.8%
Johnson & Johnson                                                           2.7%
United Technologies Corp.                                                   2.5%
Schlumberger Ltd.                                                           2.2%
ExxonMobil Corp.                                                            2.2%
Citigroup, Inc.                                                             2.2%
Medtronic, Inc.                                                             2.1%
Bank of America Corp.                                                       2.0%
JPMorgan Chase & Co.                                                        1.9%
Tyco Int'l. Ltd.                                                            1.7%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS                                                      22.3%
--------------------------------------------------------------------------------

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.


INVESTMENT IN SECURITIES
at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.1%
CONSUMER DISCRETIONARY 8.4%
Comcast Corp. (a)(b)                                        30,400  $ 1,273,152
Gap, Inc.                                                   10,000      195,000
Grupo Televisa SA ADR                                       20,400      551,004
Hilton Hotels Corp.                                         15,000      523,500
Idearc, Inc. (a)(b)                                            500       14,325
McDonald's Corp.                                            14,000      620,620
McGraw-Hill Cos., Inc.                                       9,400      639,388
Staples, Inc.                                               20,300      542,010
Time Warner, Inc.                                           55,000    1,197,900
TJX Cos, Inc.                                               13,900      396,428
Walt Disney Co.                                             21,400      733,378
                                                                    -----------
                                                                      6,686,705
                                                                    -----------
CONSUMER STAPLES 8.5%
Altria Group, Inc.                                          14,600    1,252,972
CVS Corp.                                                   13,500      417,285
Diageo PLC ADR                                              10,100      801,031
Kellogg Co.                                                  9,200      460,552
Kimberly-Clark Corp.                                        12,000      815,400
PepsiCo, Inc.                                               21,200    1,326,060
Procter & Gamble Co.                                        17,852    1,147,348
Wal-Mart Stores, Inc.                                       11,000      507,980
                                                                    -----------
                                                                      6,728,628
                                                                    -----------
ENERGY 9.8%
Chevron Corp.                                               16,000    1,176,480
EOG Resources, Inc.                                         11,200      699,440
ExxonMobil Corp.                                            23,000    1,762,490
GlobalSantaFe Corp.                                          9,800      576,044
Noble Energy, Inc.                                          11,200      549,584
Pride Int'l., Inc. (b)                                      14,100      423,141
Schlumberger Ltd.                                           27,916    1,763,175
Weatherford Int'l., Ltd. (b)                                19,500      814,905
                                                                    -----------
                                                                      7,765,259
                                                                    -----------
FINANCIALS 18.4%
American Express Co.                                        19,213    1,165,653
American Int'l. Group, Inc.                                 15,000    1,074,900
Ameriprise Financial, Inc.                                   3,842      209,389
Bank of America Corp.                                       29,678    1,584,508
Bank of New York Co, Inc.                                   24,500      964,565
Citigroup, Inc.                                             31,000    1,726,700
Goldman Sachs Group, Inc.                                    2,800      558,180
Hartford Financial Services                                  4,600      429,226
JPMorgan Chase & Co.                                        32,000    1,545,600
Mellon Financial Corp.                                      16,900      712,335
Merrill Lynch & Co., Inc.                                    9,800      912,380
Morgan Stanley                                               7,600      618,868
PNC Financial Services Group, Inc.                           4,000      296,160
St. Paul Travelers Cos., Inc.                               15,000      805,350
US Bancorp                                                  15,000      542,850
Wachovia Corp.                                              14,500      825,775
Wells Fargo & Co.                                           17,800      632,968
                                                                    -----------
                                                                     14,605,407
                                                                    -----------
HEALTH CARE 15.1%
Amgen, Inc. (b)                                             14,000      956,340
Baxter Int'l., Inc.                                         15,800      732,962
Bristol-Myers Squibb Co.                                    16,400      431,648
Cigna Corp.                                                  2,400      315,768
Eli Lilly & Co.                                             10,000      521,000
GlaxoSmithKline PLC ADR                                     13,100      691,156
Johnson & Johnson                                           32,500    2,145,650
Laboratory Corp of America Holdings (a)(b)                  10,100      742,047
Medco Health Solutions, Inc. (b)                             5,000      267,200
Medtronic, Inc.                                             31,400    1,680,214
Novartis AG ADR                                             12,300      706,512
Pfizer, Inc.                                                34,800      901,320
Schering-Plough Corp.                                       20,000      472,800
Teva Pharmaceutical Industries Ltd. ADR                     11,700      363,636
Zimmer Holdings, Inc. (b)                                   13,500    1,058,130
                                                                    -----------
                                                                     11,986,383
                                                                    -----------
INDUSTRIALS 15.0%
Boeing Co.                                                   9,100      808,444
Canadian National Railway Co.                                5,800      249,574
Deere & Co.                                                  7,500      713,025
General Dynamics Corp.                                       8,800      654,280
General Electric Co.                                        60,000    2,232,600
Honeywell Int'l., Inc.                                      22,100      999,804
Northrop Grumman Corp.                                       8,800      595,760
Rockwell Automation, Inc.                                   11,300      690,204
Tyco Int'l. Ltd.                                            45,000    1,368,000
Union Pacific Corp.                                          8,100      745,362
United Technologies Corp.                                   32,000    2,000,640
Waste Management, Inc.                                      22,800      838,356
                                                                    -----------
                                                                     11,896,049
                                                                    -----------
INFORMATION TECHNOLOGY 12.6%
Accenture Ltd. (a)                                          10,000      369,300
Adobe Systems, Inc. (b)                                     12,300      505,776
Applied Materials, Inc. (a)                                 25,600      472,320
Broadcom Corp. (b)                                          12,000      387,720
Cisco Systems, Inc. (b)                                     26,100      713,313
Citrix Systems, Inc. (a)(b)                                 14,100      381,405
EMC Corp. (a)(b)                                            40,000      528,000
Intel Corp.                                                 40,000      810,000
Int'l Business Machines Corp.                                9,000      874,350
Microchip Technology, Inc. (a)                              14,000      457,800
Microsoft Corp.                                             45,000    1,343,700
Motorola, Inc.                                              29,300      602,408
Nokia Oyj ADR                                               30,000      609,600
Oracle Corp. (b)                                            25,000      428,500
Qualcomm, Inc.                                               8,500      321,215
Seagate Technology (a)(c)                                   21,800      577,700
Texas Instruments, Inc.                                     17,000      489,600
Western Union Co.                                            7,900      177,118
                                                                    -----------
                                                                     10,049,825
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

               Sentinel Variable Products Trust Common Stock Fund at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
MATERIALS 4.6%
EI Du Pont de Nemours & Co. (a)                             20,000  $   974,200
Freeport-McMoRan Copper & Gold, Inc.                        20,800    1,159,184
Int'l. Paper Co.                                            10,000      341,000
Newmont Mining Corp.                                         3,200      144,480
Praxair, Inc.                                               17,000    1,008,610
                                                                    -----------
                                                                      3,627,474
                                                                    -----------
TELECOMMUNICATION SERVICES 2.7%
America Movil SA de CV ADR                                  10,000      452,200
AT&T Inc.                                                   14,400      514,800
Embarq Corp. (a)                                               635       33,376
Sprint Nextel Corp. (a)                                     15,000      283,350
Verizon Communications, Inc.                                10,000      372,400
Vodafone Group PLC ADR                                      17,500      486,150
                                                                    -----------
                                                                      2,142,276
                                                                    -----------
UTILITIES 1.0%
Dynegy, Inc. (b)                                               317        2,295
Entergy Corp.                                                8,600      793,952
                                                                    -----------
                                                                        796,247
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $55,674,355)                                                   76,284,253
                                                                    -----------
MONEY MARKET FUNDS 7.6%
State Street Navigator Securities Lending
  Prime Portfolio (d)
(Cost $5,988,065)                                        5,988,065    5,988,065
                                                                    -----------

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
                                                        (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 3.4%
U.S. GOVERNMENT AGENCY OBLIGATIONS 3.4%
FEDERAL HOME LOAN BANK 3.4%
Agency Discount Notes:
  5.15%, 01/02/07                                           2,200M  $ 2,199,685
  5%, 01/03/07                                                500M      499,861
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,699,546)                                                     2,699,546
                                                                    -----------
TOTAL INVESTMENTS 107.1%
(Cost $64,361,966)**                                                 84,971,864
EXCESS OF LIABILITIES OVER OTHER ASSETS (7.1%)                       (5,626,380)
                                                                    -----------
NET ASSETS 100.0%                                                   $79,345,484
                                                                    ===========

FOOTNOTES

(a) All or a portion of this security was on loan at December 31, 2006. The aggregate cost and market value of securities on loan at December 31, 2006 is $4,288,583 and $5,806,801, respectively.

(b)   Non-income producing

(c)   Return of Capital paid during the fiscal Period

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

** Cost for federal income tax purposes is $64,403,755. At December 31, 2006 unrealized appreciation for federal income tax purposes aggregated $20,568,109 of which $21,313,582 related to appreciated securities and $745,473 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND SEEKS GROWTH OF CAPITAL BY FOCUSING ON COMMON STOCKS OF MID-SIZED GROWING COMPANIES WITH EXPERIENCED AND
                              CAPABLE MANAGEMENTS.

Sentinel Variable Products Trust Mid Cap Growth Fund

THE FUND HAS BEEN CONSTRUCTED AS A WELL-DIVERSIFIED PORTFOLIO OF HIGH QUALITY COMPANIES WE BELIEVE HAVE STRONG FUNDAMENTALS AND REASONABLE VALUATIONS.

The Sentinel Variable Products Trust Mid Cap Growth Fund returned 5.60% for the fiscal year ending December 31, 2006, lagging the 15.79% return for the Standard & Poor's 500 Composite Index, the 10.66% return for the Russell Midcap Growth Index, and the 9.14% return of the Morningstar Variable Annuity Fund Mid-Cap Growth Category.

      The fiscal year ending December 31, 2006 was a strong year for the Russell index. Nine of the 10 major Russell sectors posted positive returns -- only energy stocks fell. The strongest returns were achieved in the Telecommunications, Materials and Utility sectors, while the weakest returns were in the Health Care and Information Technology sectors. Driven by record M&A activity ($3.3 trillion of M&A deals were announced in 2006, according to Thompson Financial Company), the fiscal year ending December 31, 2006 turned out to be a stronger year than had been forecasted for equities and mid-cap stocks. The year started slowly, as concerns over an economic slowdown and rising commodity prices caused the mid-cap market to decline during the first half of the year. However, the Russell index bottomed in July, as energy prices eased, then proceeded to rally 16% off the bottom.

      On a relative basis, the Fund's worst-performing segments were Information Technology, which was negatively impacted by earnings disappointments from Websense, Jabil Circuits and Navteq; and Health Care, where our winners could not offset disappointments at Teva Pharmaceuticals, Resmed and United Surgical Partners. The Fund's best-performing segments were Energy, whose returns were aided by our exposure to Baker Hughes, Valero Energy, and Nobel Energy; and Utilities, which benefited from our exposure to AES Corporation.

      We expect several themes to play out in 2007. First, we suspect that the trend in M&A activity will continue into and throughout 2007, due to a combination of corporate balance sheets flush with cash, and a growing pool of private equity/LBO funds seeking to deploy capital. Second, we believe the multi-year outperformance by small-cap stocks could be coming to a close and that the stock market could migrate up the market-cap spectrum to larger companies that tend to have greater international exposure. In fact, this trend has already been in place since the end of June. Along the same lines, after many years of value outperforming growth, we think that pendulum may shift back and growth should outperform value in 2007. This trend has also been in place since July. Additionally, we believe the Federal Reserve Board could be in a tricky position as it tries to stimulate growth while avoiding inflationary pressures. To this end, we expect the Federal Reserve to reverse course in 2007 and begin to cut interest rates. Finally, we also think growth will be greater overseas than in the United States.


SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

[The following table was represented as a line chart in the printed material.]

                   SVP MidCap           S&P            Russell           US VA
11/30/2000            10000            10000            10000            10000
12/31/2000            10140            10049            10527            10646
12/31/2001             7680             8856             8405             8299
12/31/2002             5830             6899             6102             5966
12/31/2003             8270             8877             8708             8184
12/31/2004             9290             9842            10056             9372
12/31/2005             9640            10325            11273            10378
12/31/2006            10180            11954            12474            11327

+ The Standard & Poor's 500 Composite Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

++ The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

+++ An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - Through 12/31/06

                 Period 1 Year                            5.60%
                 ----------------------------------------------
                 5 Years                                  5.80%
                 ----------------------------------------------
                 Since Inception*                         0.29%
                 ----------------------------------------------
                 *   11/30/00

Midsize company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

      We believe that mid-cap stocks in general could benefit from these trends in 2007. In particular, Energy, Information Technology and Industrials should be sector beneficiaries as they derive a majority of their revenues and earnings from overseas. The themes and forecasts mentioned above could be further exacerbated if the U.S. dollar continues to weaken versus foreign currencies. Though we do not consider the stock market to be particularly undervalued at current levels, we plan to continue to attempt to find companies that we believe to be leaders in their industry and can demonstrate strong earnings growth and/or product cycles.

      The Fund has been constructed as a well-diversified portfolio of high quality companies we believe have strong fundamentals and reasonable valuations. We have reduced the number of positions in the portfolio over the last year to focus on those securities in which we have the greatest conviction. We expect to focus on multinational companies, because we believe growth could be greater overseas than in the United States.

      We thank you for your continued support.


/s/ Paul Kandel
Paul Kandel

NOTE TO SHAREHOLDERS: THIS PAST JUNE, PAUL KANDEL, AN INDUSTRY VETERAN WITH OVER 18 YEARS OF ANALYTICAL AND PORTFOLIO MANAGEMENT EXPERIENCE, TOOK OVER MANAGEMENT OF THE FUND. AFTER RESTRUCTURING THE PORTFOLIO DURING THE MONTH OF JULY, THE FUND RETURNED 10.17% FOR THE FIVE-MONTH PERIOD ENDING DECEMBER 31, 2006. THIS COMPARES WITH 12.05% FOR THE S&P 500 INDEX, 11.91% FOR THE RUSSELL MIDCAP GROWTH INDEX AND 10.66% FOR THE MORNINGSTAR VA FUND MID-CAP GROWTH CATEGORY.

              Sentinel Variable Products Trust Mid Cap Growth Fund

TOP SECTORS
As a percentage of net assets as of 12/31/06

Sector                                                                   Percent
--------------------------------------------------------------------------------
Consumer Discretionary                                                     22.1%
Information Technology                                                     21.4%
Health Care                                                                14.3%
Industrials                                                                13.0%
Financials                                                                 10.0%
Energy                                                                      8.8%
Materials                                                                   5.4%
Utilities                                                                   1.5%
Consumer Staples                                                            1.3%
Telecommunication Services                                                  1.2%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*
As a percentage of net assets as of 12/31/06

Description                                                Percent of Net Assets
Allegheny Technologies, Inc.                                                1.9%
Coach, Inc.                                                                 1.8%
Praxair, Inc.                                                               1.6%
Laboratory Corp of America Holdings                                         1.6%
AES Corp.                                                                   1.5%
Hilton Hotels Corp.                                                         1.5%
Moody's Corp.                                                               1.5%
Marriott Int'l, Inc.                                                        1.5%
Business Objects SA                                                         1.4%
MEMC Electronic Materials, Inc.                                             1.4%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS                                                      15.7%
--------------------------------------------------------------------------------

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

INVESTMENT IN SECURITIES
at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 22.1%
American Eagle Outfitters (a)                               10,200  $   318,342
Bed Bath & Beyond, Inc. (b)                                  8,800      335,280
BorgWarner, Inc. (a)                                         3,600      212,472
Cablevision Systems Corp.                                    6,500      185,120
Chico's FAS, Inc. (a)(b)                                    11,400      235,866
Coach, Inc. (b)                                             10,500      451,080
Dick's Sporting Goods, Inc. (a)(b)                           6,500      318,435
Domino's Pizza, Inc.                                        11,000      308,000
Hilton Hotels Corp.                                         10,500      366,450
Lamar Advertising Co. (a)(b)                                 5,000      326,950
Marriott Int'l, Inc.                                         7,500      357,900
PetSmart, Inc. (a)                                          10,500      303,030
Pool Corp. (a)                                               7,500      293,775
Starwood Hotels & Resorts Worldwide, Inc.                    4,900      306,250
Station Casinos, Inc. (a)                                    3,100      253,177
Tempur-Pedic Int'l, Inc. (a)(b)                             14,000      286,440
TJX Cos, Inc.                                               10,500      299,460
Toll Brothers, Inc. (a)(b)                                   8,000      257,840
                                                                    -----------
                                                                      5,415,867
                                                                    -----------
CONSUMER STAPLES 1.3%
McCormick & Co., Inc. (a)                                    8,000      308,480
                                                                    -----------
ENERGY 8.8%
Cameron Int'l Corp. (b)                                      6,200      328,910
GlobalSantaFe Corp. (a)                                      5,500      323,290
Grant Prideco, Inc. (b)                                      8,000      318,160
Noble Energy, Inc.                                           6,200      304,234
Range Resources Corp.                                        5,000      137,300
Smith Int'l, Inc. (a)                                        4,100      168,387
Weatherford Int'l., Ltd. (a)(b)                              6,500      271,635
Williams Cos, Inc. (a)                                      11,500      300,380
                                                                    -----------
                                                                      2,152,296
                                                                    -----------
FINANCIALS 10.0%
Affiliated Managers Group, Inc. (a)(b)                       3,000      315,390
Chicago Mercantile Exchange Holdings, Inc.                     600      305,850
HCC Insurance Holdings, Inc.                                 8,500      272,765
IntercontinentalExchange, Inc. (a)(b)                        2,300      248,170
Moody's Corp.                                                5,190      358,421
Nasdaq Stock Market, Inc. (a)(b)                             8,500      261,715
optionsXpress Holdings, Inc. (a)                             9,500      215,555
Raymond James Financial, Inc.                               10,000      303,100
T Rowe Price Group, Inc.                                     3,900      170,703
                                                                    -----------
                                                                      2,451,669
                                                                    -----------
HEALTH CARE 14.3%
Allergan, Inc.                                               2,600      311,324
Covance, Inc. (a)(b)                                         4,200      247,422
Gen-Probe, Inc. (a)(b)                                       6,500      340,405
Gilead Sciences, Inc. (b)                                    4,600      298,678
Henry Schein, Inc. (a)(b)                                    6,000      293,880
Laboratory Corp of America Holdings (a)(b)                   5,220      383,514
Medicis Pharmaceutical Corp. (a)                             7,700      270,501
Shire PLC ADR (a)                                            5,200      321,152
St. Jude Medical, Inc. (b)                                   7,500      274,200
streetTRACKS SPDR Biotech ETF (b)                            3,700      170,422
Varian Medical Systems, Inc. (b)                             6,700      318,719
VCA Antech, Inc. (b)                                         8,300      267,177
                                                                    -----------
                                                                      3,497,394
                                                                    -----------
INDUSTRIALS 13.0%
Ametek, Inc.                                                 3,900      124,176
Corrections Corp of America (b)                              6,600      298,518
Dover Corp.                                                  2,500      122,550
Expeditors Int'l Washington, Inc.                            3,500      141,750
Goodrich Corp. (a)                                           6,500      296,075
ITT Corp. (a)                                                2,500      142,050
Jacobs Engineering Group, Inc. (b)                           3,300      269,082
Precision Castparts Corp.                                    4,000      313,120
Republic Services, Inc.                                      7,200      292,824
Ritchie Bros Auctioneers, Inc.                               5,000      267,700
Robert Half Int'l., Inc.                                     9,000      334,080
Roper Industries, Inc. (a)                                   7,000      351,680
Stericycle, Inc. (a)(b)                                      3,000      226,500
                                                                    -----------
                                                                      3,180,105
                                                                    -----------
INFORMATION TECHNOLOGY 21.4%
Activision, Inc. (a)(b)                                     18,500      318,940
Akamai Technologies, Inc. (a)(b)                             5,600      297,472
Amdocs Ltd. (b)                                              8,000      310,000
Amphenol Corp.                                               5,000      310,400
Autodesk, Inc. (a)(b)                                        8,500      343,910
Business Objects SA ADR (a)(b)                               9,000      355,050
Checkfree Corp. (a)(b)                                       4,500      180,720
Citrix Systems, Inc. (a)(b)                                  7,500      202,875
Cognizant Technology Solutions Corp. (b)                     4,020      310,183
Global Payments, Inc.                                        6,500      300,950

    The accompanying notes are an integral part of the financial statements.

              Sentinel Variable Products Trust Mid Cap Growth Fund at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
Hyperion Solutions Corp. (b)                                 9,500  $   341,430
Intersil Corp.                                              10,200      243,984
Kla-Tencor Corp. (a)                                         5,100      253,725
Linear Technology Corp.                                      7,500      227,400
MEMC Electronic Materials, Inc. (b)                          9,000      352,260
Micros Systems, Inc. (a)(b)                                  3,000      158,100
Research In Motion Ltd. (b)                                  2,400      306,672
SanDisk Corp. (a)(b)                                         4,200      180,726
Tessera Technologies, Inc. (b)                               6,200      250,108
                                                                    -----------
                                                                      5,244,905
                                                                    -----------
MATERIALS 5.4%
Allegheny Technologies, Inc. (a)                             5,000      453,400
Carpenter Technology Corp.                                   1,600      164,032
Freeport-McMoRan Copper & Gold, Inc. (a)                     5,800      323,234
Praxair, Inc. (a)                                            6,500      385,645
                                                                    -----------
                                                                      1,326,311
                                                                    -----------
TELECOMMUNICATION SERVICES 1.2%
NII Holdings, Inc. (a)(b)                                    4,700      302,868
                                                                    -----------
UTILITIES 1.5%
AES Corp. (a)(b)                                            17,000      374,680
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $20,333,127)                                                   24,254,575
                                                                    -----------
MONEY MARKET FUNDS 26.3%
State Street Navigator Securities Lending Prime
  Portfolio (c)
(Cost $6,444,429)                                        6,444,429    6,444,429
                                                                    -----------
TOTAL INVESTMENTS 125.3%
(Cost $26,777,556)**                                                 30,699,004

EXCESS OF LIABILITIES OVER OTHER ASSETS (25.3%)                      (6,204,527)
                                                                    -----------
NET ASSETS 100.0%                                                   $24,494,477
                                                                    ===========

FOOTNOTES

(a) All or a portion of this security was on loan at December 31, 2006. The aggregate cost and market value of securities on loan at December 31, 2006 is $5,242,185 and $6,276,467, respectively.

(b)   Non-income producing

(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

** Cost for federal income tax purposes is $26,791,748. At December 31, 2006 unrealized appreciation for federal income tax purposes aggregated $3,907,256 of which $4,163,341 related to appreciated securities and $256,085 related to depreciated securities.

The following abbreviations are used in the portfolio descriptions:

ADR - American Depository Receipt
ETF - Exchange Traded Fund
SPDR - Standard & Poor's Depository Receipt

    The accompanying notes are an integral part of the financial statements.

THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND SEEKS AS HIGH A LEVEL OF
  CURRENT INCOME AS IS CONSISTENT WITH STABLE PRINCIPAL VALUES AND LIQUIDITY BY INVESTING EXCLUSIVELY IN DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS, INCLUDING U.S. GOVERNMENT SECURITIES, BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL
                  PAPER, AND OTHER CORPORATE DEBT OBLIGATIONS.

               Sentinel Variable Products Trust Money Market Fund

AS OF DECEMBER 31, 2006, THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND'S 7-DAY YIELD INCREASED TO 5.02% FROM THE PREVIOUS YEAR-END'S YIELD OF 3.88%, WHILE ITS MATURITY LENGTHENED BY 6 DAYS TO 21 DAYS.

For the 12-month period ending December 31, 2006, short-term interest rates increased modestly, largely due to the Federal Reserve Board implementing four rate hikes for a total of 100 basis points, which boosted the Federal Funds rate to 5.25%. Following in suit, banks raised the discount and prime rates to 6.25% and 8.25%, respectively. On average, 90-day commercial paper and certificates of deposit rose 85 basis points, to 5.31%.1 The 90-day U.S. Treasury bill ended the year at 5.01%, an increase of 93 basis points.

      As of December 31, 2006, the Sentinel Variable Products Trust Money Market Fund's 7-day yield increased to 5.02% from the previous year-end's yield of 3.88%, while its maturity lengthened by 6 days to 21 days. The Fund's net assets decreased over the year by 7.5%, to $25.1 million. Looking ahead, we will strive to slightly lengthen the Fund's average maturity and invest in sound credit quality securities.


/s/ Darlene A. Coppola
Darlene A. Coppola

(1) Sunguard Transaction Network Yield performance shown is historical. Yields will vary with market conditions so that you may have a gain or loss when you sell shares. Past performance does not guarantee future results; current performance may be higher or lower than data quoted. For performance current to the most recent month-end, visits www.sentinelfunds.com. Source: Morningstar

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

In many states, distributions are exempt from state and local taxes. Please consult your tax advisor regarding the tax status of Fund distributions.

               Sentinel Variable Products Trust Money Market Fund

PORTFOLIO WEIGHTINGS
As a percentage of net assets as of 12/31/06

AVERAGE EFFECTIVE DURATION (for all Fixed Income Holdings) 18.5 DAYS**

Asset Category                                          Percentage of Net Assets
--------------------------------------------------------------------------------
Corporate Short-Term Notes                                                 87.2%
U.S. Government Obligations                                                10.1%
Institutional Funds                                                         2.8%
Cash and Other                                                             -0.1%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS* as of 12/31/06

                                                     Maturity         Percent of
Description                         Coupon             Date           Net Assets
--------------------------------------------------------------------------------
Federal National Mortgage
Association Discount Note            5.18%           01/02/07               5.7%
Fortis Funding                      5.255%           01/19/07               5.4%
Southern Co. Funding                 5.23%           01/04/07               5.4%
LBC (Lasalle Bank Corp.)            5.235%           01/19/07               5.4%
American General Finance            5.275%           01/12/07               5.3%
Morgan Stanley Dean Witter           5.25%           01/19/07               5.3%
Harley-Davidson Funding              5.23%           03/09/07               5.3%
Reckitt Ben Plc                      5.28%           02/02/07               5.2%
Barclays U.S. Funding                 5.2%           01/08/07               5.2%
Pfizer, Inc.                          5.2%           01/05/07               5.2%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS                                                      53.4%
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change. More complete holdings follow.
** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

INVESTMENT IN SECURITIES
at December 31, 2006

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
                                                        (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 10.1%
U.S. GOVERNMENT AGENCY OBLIGATIONS 10.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION 4.4%
Agency Discount Notes:
  5.175%, 01/23/07                                          1,110M  $ 1,106,489
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 5.7%
Agency Discount Notes:
  5.18%, 01/02/07                                           1,440M    1,439,793
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,546,282)                                                     2,546,282
                                                                    -----------
CORPORATE SHORT-TERM NOTES 87.2%
Abbott Labs
  5.23%, 02/06/07                                           1,012M    1,006,707
American Express Credit
  5.24%, 01/18/07                                           1,025M    1,022,464
American General Finance
  5.275%, 01/12/07                                          1,340M    1,337,840
Anheuser Busch
  5.18%, 01/19/07                                           1,242M    1,238,783
Barclays U.S. Funding
  5.2%, 01/08/07                                            1,310M    1,308,675
Citigroup Global
  5.24%, 01/24/07                                           1,235M    1,230,866
Fortis Funding
  5.255%, 01/19/07                                          1,355M    1,351,440
G.E. Capital Corp.
  5.23%, 01/31/07                                           1,260M    1,254,509
Harley-Davidson Funding
  5.23%, 03/09/07                                           1,340M    1,326,957
LBC (Lasalle Bank Corp.)
  5.235%, 01/19/07                                          1,350M    1,346,466
Morgan Stanley Dean Witter
  5.25%, 01/19/07                                           1,340M    1,336,483
New Jersey Natural Gas
  5.24%, 01/08/07                                           1,300M    1,298,675
Pfizer, Inc.
  5.2%, 01/05/07                                            1,300M    1,299,249
Procter & Gamble
  5.22%, 01/11/07                                           1,240M    1,238,202
Reckitt Ben Plc
  5.28%, 02/02/07                                           1,315M    1,308,828
Southern Co. Funding
  5.23%, 01/04/07                                           1,350M    1,349,412
Toyota Credit
  5.22%, 01/10/07                                             460M      459,400
UBS Finance (DE)
  5.24%, 01/11/07                                           1,200M    1,198,253
                                                                    -----------
TOTAL CORPORATE SHORT-TERM NOTES
(Cost $21,913,209)                                                   21,913,209
                                                                    -----------

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
INSTITUTIONAL FUNDS 2.8%
Blackrock Provident Institutional Funds TempCash
  Fund #21
(Cost $708,000)                                            708,000  $   708,000
                                                                    -----------
TOTAL INVESTMENTS 100.1%
(Cost $25,167,491)***                                                25,167,491

EXCESS OF LIABILITIES OVER OTHER ASSETS (0.1%)                          (23,937)
                                                                    -----------
NET ASSETS 100.0%                                                   $25,143,554
                                                                    ===========

FOOTNOTES

***   Also cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

THE SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND SEEKS MAXIMUM LONG-TERM
   GROWTH OF CAPITAL THROUGH PRIMARY INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF
                    COMMON STOCKS ISSUED BY SMALL COMPANIES.

               Sentinel Variable Products Trust Small Company Fund

IN A VOLATILE YEAR FOR SMALL-CAP STOCKS, THE FUND WAS ABLE TO ACHIEVE A SOLID RETURN FOR OUR POLICYHOLDERS WHILE MAINTAINING A CONSERVATIVE RISK PROFILE.

For the fiscal year ending December 31, 2006, the Sentinel Variable Products Trust Small Company Fund was up 16.17%. By comparison, the Russell 2000 Index had a strong showing with an 18.37% return. The Fund's performance compared favorably to the Standard & Poor's SmallCap 600 Index return of 15.12%, and to the Morning-star Variable Annuity Fund Small Growth Category return of 11.75%.

      In a volatile year for small-cap stocks, the Fund was able to achieve a solid return for our policyholders while maintaining a conservative risk profile. By continuing to hold a well-balanced portfolio across the major economic sectors, we had a more conservative weighting in Consumer Discretionary, Health Care, and Information Technology than our Morningstar peer group. As these sectors were clear underperformers over the past year, this balanced approach helped us outperform the peer group while controlling risk.

      For the year, our holdings in Energy and Health Care were outperformers versus the corresponding sectors in the Russell 2000 index. Within the Energy sector, our overweight in Equipment and Services was beneficial to returns, as well as the very strong stock performance in this industry group led by Core Laboratories, Superior Energy Services, and Tetra Technologies. In Health Care, good performance was boosted from the take-outs of Serologicals and Sybron Dental, as well as a very strong showing from our holding in Immucor. For the year, our results in Financials and Consumer Discretionary lagged the Russell 2000. Our underweight and relatively weak performance in the Real Estate group accounted for a large component of the underperformance in the Financials sector. Within the Consumer Discretion-ary sector, our Consumer Services and Consumer Apparel holdings did not keep pace with the benchmark holdings.

      We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics, while maintaining a critical eye on valuation, will continue to deliver solid returns without undue risk. A disciplined execution of our conservative growth style has served our policyholders well in the past, and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.


/s/ Charles C. Schwartz
Charles C. Schwartz, CFA


/s/ Betsy Pecor
Betsy Pecor, CFA


SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. The prospectus contains this and other information. Please read the prospectus carefully before you invest. Visit www.sentinelfunds.com for the most current month-end performance information.

 [The following table was represented as a line chart in the printed material.]

                SVP Small Company      Russell 200          S&P            US VA
11/30/2000            10000               10000            10000           10000
12/31/2000            10740               10859            11232           10826
12/31/2001            11314               11129            11967            9410
12/31/2002             9739                8850            10217            6652
12/31/2003            13581               13031            14177            9418
12/31/2004            15742               15419            17391           10609
12/31/2005            17034               16121            18729           11379
12/31/2006            19788               19082            21561           12713

+ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index,which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

++ The S&P SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion. An investment cannot be made directly in an index.

+++ An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

                 ----------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN - Through 12/31/06

                 Period 1 Year                           16.17%
                 ----------------------------------------------
                 5 Years                                 11.83%
                 ----------------------------------------------
                 Since Inception*                        11.87%
                 ----------------------------------------------
                 *   11/30/00

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

              Sentinel Variable Products Trust Small Company Fund

TOP SECTORS
As a percentage of net assets as of 12/31/06

Sector                                                                   Percent
--------------------------------------------------------------------------------
Industrials                                                                19.6%
Information Technology                                                     18.8%
Health Care                                                                14.3%
Consumer Discretionary                                                     13.4%
Financials                                                                 12.6%
Energy                                                                      7.8%
Consumer Staples                                                            3.8%
Materials                                                                   3.8%
Utilities                                                                   0.8%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS*
As a percentage of net assets as of 12/31/06

Description                                                Percent of Net Assets
--------------------------------------------------------------------------------
Micros Systems, Inc.                                                        1.9%
Kronos Inc.                                                                 1.7%
Waste Connections, Inc.                                                     1.7%
Ansys, Inc.                                                                 1.6%
Moog, Inc.                                                                  1.6%
Superior Energy Services                                                    1.6%
First Midwest Bancorp Inc.                                                  1.5%
RTI Int'l Metals, Inc.                                                      1.5%
American Medical Systems Holdings, Inc.                                     1.5%
CRA Int'l, Inc.                                                             1.5%
--------------------------------------------------------------------------------
  TOTAL OF NET ASSETS                                                      16.1%
--------------------------------------------------------------------------------

* "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

INVESTMENT IN SECURITIES
at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 94.9%
CONSUMER DISCRETIONARY 13.4%
Bright Horizons Family Solutions, Inc. (a)(b)               19,100  $   738,406
Coldwater Creek, Inc. (a)(b)                                22,300      546,796
DSW, Inc. (a)(b)                                            11,700      451,269
Guitar Center, Inc. (a)(b)                                  11,200      509,152
Harte-Hanks, Inc.                                           27,700      767,567
Hibbett Sporting Goods, Inc. (b)                            19,400      592,282
LKQ Corp. (a)(b)                                            23,700      544,863
Men's Wearhouse, Inc.                                       17,700      677,202
Monarch Casino & Resort, Inc. (a)(b)                        17,300      413,124
Morningstar, Inc. (a)(b)                                     6,900      310,845
Pool Corp. (a)                                              18,700      732,479
Rare Hospitality Int'l, Inc. (b)                            21,100      694,823
Sonic Corp. (b)                                             25,300      605,935
Tractor Supply Co. (b)                                      10,700      478,397
                                                                    -----------
                                                                      8,063,140
                                                                    -----------
CONSUMER STAPLES 3.8%
Casey's General Stores, Inc.                                17,100      402,705
Central Garden and Pet Co. (a)(b)                            9,100      440,622
Chattem, Inc. (a)(b)                                        10,400      520,832
Church & Dwight Co, Inc.                                    17,400      742,110
Hain Celestial Group, Inc. (b)                               5,500      171,655
                                                                    -----------
                                                                      2,277,924
                                                                    -----------
ENERGY 7.8%
Cabot Oil & Gas Corp.                                       10,700      648,955
Comstock Resources, Inc. (b)                                23,505      730,065
Core Laboratories NV (b)                                     8,100      656,100
Oil States Int'l, Inc. (b)                                  26,500      854,095
Superior Energy Services (b)                                28,700      937,916
Tetra Technologies, Inc. (b)                                32,600      833,908
                                                                    -----------
                                                                      4,661,039
                                                                    -----------
FINANCIALS 12.6%
East West Bancorp, Inc.                                     19,800      701,316
Endurance Specialty Holdings Ltd.                           21,000      768,180
First Midwest Bancorp Inc.                                  23,600      912,848
Healthcare Realty Trust, Inc. (a)(c)                        17,600      695,904
Lexington Corporate Properties Trust (a)(c)                 26,500      594,130
optionsXpress Holdings, Inc. (a)                            29,500      669,355
Portfolio Recovery Associates, Inc. (a)(b)                  10,900      508,921
RLI Corp.                                                   13,100      739,102
Selective Insurance Group                                   14,300      819,247
UCBH Holdings, Inc. (a)                                     40,800      716,448
Westamerica Bancorporation (a)                               9,400      475,922
                                                                    -----------
                                                                      7,601,373
                                                                    -----------
HEALTH CARE 14.3%
American Medical Systems Holdings, Inc. (a)(b)              48,600      900,072
Arthrocare Corp. (a)(b)                                     18,600      742,512
Bio-Rad Laboratories, Inc. (b)                               8,200      676,664
Computer Programs & Systems, Inc. (a)                        9,000      305,910
Haemonetics Corp. (b)                                       16,100      724,822
Healthways, Inc. (a)(b)                                      6,300      300,573
ICU Med., Inc. (b)                                           6,400      260,352
Idexx Laboratories, Inc. (b)                                 4,500      356,850
Immucor, Inc. (b)                                           11,600      339,068
Integra LifeSciences Holdings Corp. (a)(b)                  14,700      626,073
Meridian Bioscience, Inc.                                   23,900      586,267
Option Care, Inc. (a)                                       29,400      418,950
Psychiatric Solutions, Inc. (a)(b)                          21,400      802,928
Sciele Pharmaceutical, Inc. (a)(b)                          29,000      696,000
Techne Corp. (b)                                             2,700      149,715
United Surgical Partners Int'l, Inc. (a)(b)                 10,700      303,345
Ventana Medical Systems, Inc. (a)(b)                         7,600      327,028
Viasys Healthcare, Inc. (b)                                  2,700       75,114
                                                                    -----------
                                                                      8,592,243
                                                                    -----------
INDUSTRIALS 19.6%
Brady Corp.                                                 14,500      540,560
Clarcor, Inc.                                               13,500      456,435
CRA Int'l, Inc. (a)(b)                                      16,800      880,320
Curtiss-Wright Corp. (a)                                    18,000      667,440
ESCO Technologies, Inc. (b)                                 17,500      795,200
Forward Air Corp.                                           23,100      668,283
G&K Services, Inc.                                           7,700      299,453
Genlyte Group, Inc. (a)(b)                                   6,000      468,660
Healthcare Services Group (a)                               17,300      501,008
Heartland Express, Inc.                                     56,100      842,622
Heico Corp.                                                 10,800      351,864
IDEX Corp.                                                  18,500      877,085
Moog, Inc. (b)                                              24,800      947,112
Resources Connection, Inc. (b)                              16,300      518,992
Toro Co.                                                    18,300      853,329
Wabtec Corp.                                                18,000      546,840
Waste Connections, Inc. (b)                                 24,700    1,026,285
Woodward Governor Co.                                       14,100      559,911
                                                                    -----------
                                                                     11,801,399
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Trust Small Company Fund at December 31, 2006

                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY 18.8%
Ansys, Inc. (b)                                             22,200  $   965,478
aQuantive, Inc. (a)(b)                                      21,300      525,258
Avid Technology, Inc. (a)(b)                                19,000      707,940
Cognex Corp. (a)                                            31,000      738,420
Daktronics, Inc. (a)                                        12,700      467,995
Diodes, Inc. (a)(b)                                         20,300      720,244
Flir Systems, Inc. (a)(b)                                   21,000      668,430
Formfactor, Inc. (b)                                        20,900      778,525
Hyperion Solutions Corp. (b)                                11,500      413,310
Kronos Inc. (a)(b)                                          28,400    1,043,416
Micros Systems, Inc. (b)                                    21,400    1,127,780
Perot Systems Corp. (b)                                     20,900      342,551
Power Integrations, Inc. (b)                                20,700      485,415
Progress Software Corp. (b)                                 25,400      709,422
Rofin Sinar Technologies, Inc. (b)                           4,600      278,116
Trimble Navigation Ltd. (b)                                 13,400      679,782
Websense, Inc. (b)                                          28,000      639,240
                                                                    -----------
                                                                     11,291,322
                                                                    -----------
MATERIALS 3.8%
Aptargroup, Inc.                                            14,500      856,080
Carpenter Technology Corp.                                   5,000      512,600
RTI Int'l Metals, Inc. (a)(b)                               11,600      907,352
                                                                    -----------
                                                                      2,276,032
                                                                    -----------
UTILITIES 0.8%
Atmos Energy Corp.                                          14,400      459,504
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $46,657,173)                                                   57,023,976
                                                                    -----------
MONEY MARKET FUNDS 23.6%
State Street Navigator Securities Lending Prime
  Portfolio (d)
(Cost $14,209,531)                                      14,209,531   14,209,531
                                                                    -----------

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
                                                        (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 5.1%
U.S. GOVERNMENT AGENCY OBLIGATIONS 5.1%
FEDERAL HOME LOAN BANK 5.1%
Agency Discount Notes:
  4.8%, 01/02/07                                            2,600M  $ 2,599,653
  5.15%, 01/02/07                                             500M      499,929
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $3,099,582)                                                     3,099,582
                                                                    -----------
TOTAL INVESTMENTS 123.6%
(Cost $63,966,286)**                                                 74,333,089

EXCESS OF LIABILITIES OVER OTHER ASSETS (23.6%)                     (14,211,368)
                                                                    -----------
NET ASSETS 100.0%                                                   $60,121,721
                                                                    ===========

FOOTNOTES

(a) All or a portion of this security was on loan at December 31, 2006. The aggregate cost and market value of securities on loan at December 31, 2006 is $12,227,043 and $13,755,165, respectively.

(b)   Non-income producing

(c)   Real Estate Investment Trusts

(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by SSgA Funds Management, Inc., an affiliate of State Street Bank and Trust Company. This amount represents cash collateral received from securities lending activity (see Note 2).

** Cost for federal income tax purposes is $63,986,748. At December 31, 2006 unrealized appreciation for federal income tax purposes aggregated $10,346,341 of which $11,371,306 related to appreciated securities and $1,024,965 related to depreciated securities.

    The accompanying notes are an integral part of the financial statements.

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2006

------------------------------------------------------------------------------------------------------
                                                                                              SVPT
                                                              SVPT            SVPT           COMMON
                                                            BALANCED          BOND            STOCK
                                                              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                      $ 23,901,821    $ 27,718,522    $ 84,971,864
Cash                                                           171,160          21,976         330,500
Receivable for securities sold                                  51,867              --          50,389
Receivable for fund shares sold                                  3,615          49,731          44,198
Receivable for dividends and interest                           49,404         172,101          99,499
Receivable for securities lending interest                         277             283             736
Receivable from fund administrator                                  --              --              --
                                                          ------------    ------------    ------------
  Total Assets                                              24,178,144      27,962,613      85,497,186
                                                          ------------    ------------    ------------
------------------------------------------------------------------------------------------------------
LIABILITIES
Collateral on securities loaned                              2,865,875       4,708,776       5,988,065
Payable to custodian bank                                           --              --              --
Payable for fund shares repurchased                             24,589          25,794         103,496
Income dividend payable                                             --              --              --
Accrued expenses                                                 5,103           9,814          27,840
Management fee payable                                          10,011           7,936          25,292
Fund service fee payable                                         2,097           2,262           7,009
                                                          ------------    ------------    ------------
  Total Liabilities                                          2,907,675       4,754,582       6,151,702
                                                          ------------    ------------    ------------
Net Assets Applicable to Outstanding Shares               $ 21,270,469    $ 23,208,031    $ 79,345,484
                                                          ============    ============    ============
Shares Outstanding                                           1,698,289       2,388,509       5,924,694
Net Asset Value and Maximum
  Offering Price Per Share                                $      12.52    $       9.72    $      13.39
------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value                $      1,698    $      2,389    $      5,925
Paid-in capital                                             17,164,309      23,830,555      59,125,120
Accumulated undistributed net investment income (loss)             855          18,971           1,718
Accumulated undistributed net realized gain (loss)
  on investments                                               176,244        (505,865)       (397,177)
Unrealized appreciation (depreciation) of investments        3,927,363        (138,019)     20,609,898
                                                          ------------    ------------    ------------
NET ASSETS                                                $ 21,270,469    $ 23,208,031    $ 79,345,484
                                                          ============    ============    ============
Investments at Cost                                       $ 19,974,458    $ 27,856,540    $ 64,361,966
                                                          ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2006

------------------------------------------------------------------------------------------------------
                                                              SVPT            SVPT            SVPT
                                                             MID CAP          MONEY           SMALL
                                                             GROWTH          MARKET          COMPANY
                                                              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                      $ 30,699,004    $ 25,167,491    $ 74,333,089
Cash                                                           268,862              --           5,277
Receivable for securities sold                                      --              --          56,983
Receivable for fund shares sold                                  8,444         251,300          36,115
Receivable for dividends and interest                           13,518           2,995          34,204
Receivable for securities lending interest                         651              --           1,720
Receivable from fund administrator                                  --           2,816              --
                                                          ------------    ------------    ------------
  Total Assets                                              30,990,479      25,424,602      74,467,388
                                                          ------------    ------------    ------------
------------------------------------------------------------------------------------------------------
LIABILITIES
Collateral on securities loaned                              6,444,429              --      14,209,531
Payable to custodian bank                                           --             370              --
Payable for fund shares repurchased                             24,746         144,079          84,026
Income dividend payable                                             --         120,777              --
Accrued expenses                                                14,276           7,951          26,308
Management fee payable                                          10,159           5,423          20,417
Fund service fee payable                                         2,392           2,448           5,385
                                                          ------------    ------------    ------------
  Total Liabilities                                          6,496,002         281,048      14,345,667
                                                          ------------    ------------    ------------
Net Assets Applicable to Outstanding Shares               $ 24,494,477    $ 25,143,554    $ 60,121,721
                                                          ============    ============    ============
Shares Outstanding                                           2,406,809      25,143,554       4,196,659
Net Asset Value and Maximum
  Offering Price Per Share                                $      10.18    $       1.00    $      14.33
------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value                $      2,407    $     25,144    $      4,197
Paid-in capital                                             23,463,474      25,118,410      48,955,625
Accumulated undistributed net investment income (loss)              --             113           8,160
Accumulated undistributed net realized gain (loss)
  on investments                                            (2,892,851)           (113)        786,936
Unrealized appreciation (depreciation) of investments        3,921,447              --      10,366,803
                                                          ------------    ------------    ------------
NET ASSETS                                                $ 24,494,477    $ 25,143,554    $ 60,121,721
                                                          ============    ============    ============
Investments at Cost                                       $ 26,777,556    $ 25,167,491    $ 63,966,286
                                                          ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

                        Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the Year Ended December 31, 2006

------------------------------------------------------------------------------------------------------
                                                                                              SVPT
                                                               SVPT            SVPT          COMMON
                                                             BALANCED          BOND           STOCK
                                                               FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                                 $    276,272    $         --    $  1,411,875
Interest                                                       404,980       1,254,011         121,527
Securities lending                                               1,131           2,123           2,741
                                                          ------------    ------------    ------------
  Total Income                                                 682,383       1,256,134       1,536,143
                                                          ------------    ------------    ------------
EXPENSES:
Management advisory fee                                        119,360          93,694         280,007
Transfer agent fees                                              8,476           8,276           8,776
Custodian fees                                                   5,270           4,167           7,636
Accounting and administration services                          21,699          23,424          73,340
Auditing fees                                                    8,000          11,750          28,000
Legal fees                                                       2,750           4,500          14,000
Trustees and Chief Compliance
  Officer Fees and expenses                                      2,244           2,429           7,547
Other                                                            8,722          10,272          26,423
                                                          ------------    ------------    ------------
  Total Expenses                                               176,521         158,512         445,729
  Expense Reimbursement                                             --              --              --
  Expense Offset                                                (5,070)         (4,067)         (7,436)
                                                          ------------    ------------    ------------
  Net Expenses                                                 171,451         154,445         438,293
                                                          ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)                                   510,932       1,101,689       1,097,850
                                                          ------------    ------------    ------------
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sales of investments               472,244        (195,167)      1,340,691
Net change in unrealized appreciation (depreciation)         1,371,762         (78,894)      8,597,305
                                                          ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                             1,844,006        (274,061)      9,937,996
                                                          ------------    ------------    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $  2,354,938    $    827,628    $ 11,035,846
                                                          ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

                                    Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the Year Ended December 31, 2006

------------------------------------------------------------------------------------------------------
                                                               SVPT            SVPT            SVPT
                                                             MID CAP           MONEY          SMALL
                                                              GROWTH          MARKET         COMPANY
                                                               FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                                 $    156,867    $     35,482    $    361,001
Interest                                                        17,225       1,288,977         112,044
Securities lending                                               3,259              --           9,458
                                                          ------------    ------------    ------------
  Total Income                                                 177,351       1,324,459         482,503
                                                          ------------    ------------    ------------
EXPENSES:
Management advisory fee                                        120,263          65,974         231,921
Transfer agent fees                                              8,476           8,476           7,776
Custodian fees                                                  10,805           8,616          16,731
Accounting and administration services                          25,064          26,389          57,308
Auditing fees                                                   12,000          12,000          25,000
Legal fees                                                       4,500           4,000          10,000
Trustees and Chief Compliance
  Officer Fees and expenses                                      2,096           2,728           5,395
Other                                                            8,745           8,633          17,018
                                                          ------------    ------------    ------------
  Total Expenses                                               191,949         136,816         371,149
  Expense Reimbursement                                             --         (29,423)             --
  Expense Offset                                                (5,905)         (1,816)        (15,731)
                                                          ------------    ------------    ------------
  Net Expenses                                                 186,044         105,577         355,418
                                                          ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)                                    (8,693)      1,218,882         127,085
                                                          ------------    ------------    ------------
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sales of investments               921,594              --       6,661,074
Net change in unrealized appreciation (depreciation)           461,157              --       1,739,410
                                                          ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                             1,382,751              --       8,400,484
                                                          ------------    ------------    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $  1,374,058    $  1,218,882    $  8,527,569
                                                          ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SVPT                        SVPT                        SVPT
                                                           BALANCED                      BOND                    COMMON STOCK
                                                             FUND                        FUND                        FUND
                                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    12/31/06      12/31/05      12/31/06      12/31/05      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                      $   510,932   $   467,480   $ 1,101,689   $   998,590   $ 1,097,850   $   739,507
Net realized gain (loss) on sales
  of investments                                      472,244       174,838      (195,167)     (279,352)    1,340,691     1,085,898
Net change in unrealized appreciation
  (depreciation)                                    1,371,762       516,576       (78,894)     (289,521)    8,597,305     2,931,720
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets from operations          2,354,938     1,158,894       827,628       429,717    11,035,846     4,757,125
                                                  -----------   -----------   -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                           (512,148)     (476,522)   (1,100,069)   (1,038,455)   (1,099,328)     (743,671)
From net realized gain on investments                (223,244)     (358,695)           --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Total distributions to shareholders                  (735,392)     (835,217)   (1,100,069)   (1,038,455)   (1,099,328)     (743,671)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS
Net proceeds from sales of shares                   2,377,987     3,441,006     4,585,315     5,281,899    16,537,892    16,017,945
Net asset value of shares in reinvestment
  of dividends and distributions                      735,392       835,217     1,100,069     1,038,455     1,099,328       743,671
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                    3,113,379     4,276,223     5,685,384     6,320,354    17,637,220    16,761,616
Less: Payments for shares reacquired               (5,040,541)   (3,910,279)   (5,830,618)   (5,310,788)  (15,947,983)  (12,778,820)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  capital share transactions                       (1,927,162)      365,944      (145,234)    1,009,566     1,689,237     3,982,796
                                                  -----------   -----------   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS FOR PERIOD                              (307,616)      689,621      (417,675)      400,828    11,625,755     7,996,250
Net Assets: Beginning of period                    21,578,085    20,888,464    23,625,706    23,224,878    67,719,729    59,723,479
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net Assets: End of period                         $21,270,469   $21,578,085   $23,208,031   $23,625,706   $79,345,484   $67,719,729
                                                  ===========   ===========   ===========   ===========   ===========   ===========
Undistributed Net Investment
  Income (Loss) at End of Period                  $       855   $        --   $    18,971   $    18,241   $     1,718   $        --
                                                  ===========   ===========   ===========   ===========   ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SVPT                        SVPT                        SVPT
                                                        MID CAP GROWTH               MONEY MARKET                SMALL COMPANY
                                                             FUND                        FUND                        FUND
                                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    12/31/06      12/31/05      12/31/06      12/31/05      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)                      $    (8,693)  $   (33,604)  $ 1,218,882   $   755,057   $   127,085   $    43,379
Net realized gain (loss) on sales
  of investments                                      921,594     4,216,302            --            --     6,661,074     5,866,512
Net change in unrealized appreciation
  (depreciation)                                      461,157    (3,304,737)           --            --     1,739,410    (1,533,715)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets from operations          1,374,058       877,961     1,218,882       755,057     8,527,569     4,376,176
                                                  -----------   -----------   -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 --            --    (1,218,882)     (755,057)     (118,925)      (45,357)
From net realized gain on investments                      --            --            --            --    (6,868,477)   (5,145,816)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Total distributions to shareholders                        --            --    (1,218,882)     (755,057)   (6,987,402)   (5,191,173)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
-----------------------------------------------------------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS
Net proceeds from sales of shares                   3,147,775     3,481,923    17,096,069    18,789,425    10,733,965    11,916,274
Net asset value of shares in reinvestment
  of dividends and distributions                           --            --     1,218,882       755,057     6,987,402     5,191,173
                                                  -----------   -----------   -----------   -----------   -----------   -----------
                                                    3,147,775     3,481,923    18,314,951    19,544,482    17,721,367    17,107,447
Less: Payments for shares reacquired               (5,665,116)   (6,792,325)  (20,360,722)  (21,043,916)  (12,970,319)  (16,102,464)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  capital share transactions                       (2,517,341)   (3,310,402)   (2,045,771)   (1,499,434)    4,751,048     1,004,983
                                                  -----------   -----------   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN
NET ASSETS FOR PERIOD                              (1,143,283)   (2,432,441)   (2,045,771)   (1,499,434)    6,291,215       189,986
Net Assets: Beginning of period                    25,637,760    28,070,201    27,189,325    28,688,759    53,830,506    53,640,520
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net Assets: End of period                         $24,494,477   $25,637,760   $25,143,554   $27,189,325   $60,121,721   $53,830,506
                                                  ===========   ===========   ===========   ===========   ===========   ===========
Undistributed Net Investment
  Income (Loss) at End of Period                  $        --   $        --   $       113   $       113   $     8,160   $        --
                                                  ===========   ===========   ===========   ===========   ===========   ===========

SEE SEE NOTES TO FINANCIAL STATEMENTS.

                              Financial Highlights

Selected per share data and ratios.

Selected data for a share of capital stock outstanding throughout each fiscal period.

                                         Income From Investment Operations                 Less Distributions
                                      ---------------------------------------   -----------------------------------------
                                                   Net gains or
                                                    losses on
              Fiscal      Net asset      Net        securities                  Dividends                                  Net asset
               year         value,    investment  (both realized   Total from   (from net   Distributions                    value,
             (period      beginning     income         and         investment   investment  (from realized      Total        end of
  Fund        ended)      of period    (loss)^     unrealized)^    operations    income)        gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
BALANCED    08/01/03-
            12/31/03(A)    $ 10.00     $  0.08        $  1.43        $  1.51     $  0.09       $  0.16         $  0.25      $ 11.26
            12/31/04         11.26        0.20           0.64           0.84        0.25          0.40            0.65        11.45
            12/31/05         11.45        0.26           0.39           0.65        0.27          0.20            0.47        11.63
            12/31/06         11.63        0.29           1.05           1.34        0.31          0.14            0.45        12.52
------------------------------------------------------------------------------------------------------------------------------------
BOND        08/01/03-
            12/31/03(A)    $ 10.00     $  0.18        $  0.36        $  0.54     $  0.19       $  0.10         $  0.29      $ 10.25
            12/31/04         10.25        0.46           0.03           0.49        0.48          0.15            0.63        10.11
            12/31/05         10.11        0.43          (0.25)          0.18        0.45            --            0.45         9.84
            12/31/06          9.84        0.48          (0.12)          0.36        0.48            --            0.48         9.72
------------------------------------------------------------------------------------------------------------------------------------
COMMON      12/31/02       $  9.50     $  0.10        $ (1.75)       $ (1.65)    $  0.10       $    --         $  0.10      $  7.75
STOCK       12/31/03          7.75        0.08           2.36           2.44        0.08            --            0.08        10.11
            12/31/04         10.11        0.11           0.87           0.98        0.11            --            0.11        10.98
            12/31/05         10.98        0.13           0.71           0.84        0.13            --            0.13        11.69
            12/31/06         11.69        0.19           1.70           1.89        0.19            --            0.19        13.39
------------------------------------------------------------------------------------------------------------------------------------
MID CAP     12/31/02       $  7.68     $ (0.01)       $ (1.84)       $ (1.85)    $    --       $    --         $    --      $  5.83
GROWTH      12/31/03          5.83       (0.04)          2.48           2.44          --            --              --         8.27
            12/31/04          8.27       (0.04)          1.06           1.02          --            --              --         9.29
            12/31/05          9.29       (0.01)          0.36           0.35          --            --              --         9.64
            12/31/06          9.64       (0.01)          0.55           0.54          --            --              --        10.18
------------------------------------------------------------------------------------------------------------------------------------
MONEY       12/31/02       $  1.00     $0.0132        $    --        $0.0132     $0.0132       $    --         $0.0132      $  1.00
MARKET      12/31/03          1.00      0.0075             --         0.0075      0.0075            --          0.0075         1.00
            12/31/04          1.00      0.0095             --         0.0095      0.0095            --          0.0095         1.00
            12/31/05          1.00      0.0280             --         0.0280      0.0280            --          0.0280         1.00
            12/31/06          1.00      0.0460             --         0.0460      0.0460            --          0.0460         1.00
------------------------------------------------------------------------------------------------------------------------------------
SMALL       12/31/02       $ 11.27     $  0.03        $ (1.60)       $ (1.57)    $  0.03       $  0.01         $  0.04      $  9.66
COMPANY     12/31/03          9.66        0.01           3.80           3.81        0.01          0.01            0.02        13.45
            12/31/04         13.45        0.01           2.13           2.14        0.01          1.33            1.34        14.25
            12/31/05         14.25        0.01           1.16           1.17        0.01          1.47            1.48        13.94
            12/31/06         13.94        0.03           2.24           2.27        0.03          1.85            1.88        14.33
------------------------------------------------------------------------------------------------------------------------------------

(A)   Commenced operations August 1, 2003.
^     Calculated based upon average shares outstanding.
+     Annualized.
++    Not Annualized.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the contractual expense reimbursements as described in Note (3).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                            Ratio of            Ratio of          Ratio of net     net investment
                                           expenses to         expenses to         investment       income (loss)
             Net assets       Ratio of     average net         average net           income        to average net
 Total        at end of     expenses to   assets before       assets before        (loss) to        assets before       Portfolio
return*        period       average net   custodian fee    contractual expense    average net    contractual expense    turnover
  (%)       (000 omitted)    assets (%)   credits**(%)    reimbursements*** (%)    assets(%)    reimbursements***(%)    rate (%)
---------------------------------------------------------------------------------------------------------------------------------
 15.07++       $17,724          0.82+          0.84+               1.04+              1.95+             1.75+              85++
  7.44          20,888          0.78           0.81                0.88               1.79              1.72              230
  5.65          21,578          0.79           0.83                0.88               2.21              2.16              189
 11.49          21,270          0.79           0.81                0.81               2.35              2.35              181
---------------------------------------------------------------------------------------------------------------------------------
  5.38++       $22,380          0.67+          0.69+               0.73+              4.07+             4.03+             162++
  4.75          23,225          0.67           0.69                0.71               4.31              4.29              383
  1.81          23,626          0.67           0.69                0.71               4.24              4.22              386
  3.70          23,208          0.66           0.68                0.68               4.70              4.70              399
---------------------------------------------------------------------------------------------------------------------------------
(17.33)        $32,308          0.48           0.51                0.71               1.24              1.04               50
 31.43          47,411          0.66           0.68                0.75               0.95              0.88               77
  9.65          59,723          0.65           0.67                0.67               1.11              1.11               51
  7.64          67,720          0.65           0.67                0.67               1.17              1.17               22
 16.14          79,345          0.60           0.61                0.61               1.50              1.50               16
---------------------------------------------------------------------------------------------------------------------------------
(24.09)        $16,963          0.71           0.74                0.85              (0.19)            (0.30)             246
 41.85          25,046          0.82           0.84                0.89              (0.52)            (0.57)             120
 12.33          28,070          0.79           0.80                0.80              (0.45)            (0.45)             109
  3.77          25,638          0.79           0.81                0.81              (0.13)            (0.13)             163
  5.60          24,494          0.74           0.77                0.77              (0.03)            (0.03)              82
---------------------------------------------------------------------------------------------------------------------------------
  1.32         $33,048          0.40           0.40                0.51               1.32              1.22               --
  0.75          29,289          0.40           0.40                0.53               0.75              0.62               --
  0.96          28,689          0.40           0.40                0.54               0.95              0.82               --
  2.84          27,189          0.40           0.40                0.56               2.80              2.64               --
  4.70          25,144          0.40           0.41                0.51               4.62              4.52               --
---------------------------------------------------------------------------------------------------------------------------------
(13.92)        $22,651          0.57           0.61                0.81               0.31              0.11               57
 39.44          38,962          0.74           0.76                0.81               0.14              0.08               55
 15.91          53,641          0.70           0.72                0.72               0.10              0.10               52
  8.21          53,831          0.70           0.72                0.72               0.08              0.08               70
 16.17          60,122          0.62           0.65                0.65               0.22              0.22               53
---------------------------------------------------------------------------------------------------------------------------------

                                                  Notes to Financial Statements

1. ORGANIZATION:

The Sentinel Variable Products Trust (the "Trust") is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of National Life Insurance Company to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of six separate and distinct funds:
Balanced, Bond, Common Stock, Mid Cap Growth, Money Market and Small Company, all of which are diversified. The six funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund."

      In October 2006, National Life Insurance Company substituted the Growth Index Fund, which had been a series of the Trust, for other mutual funds in its variable insurance and annuity products and the Growth Index Fund was liquidated.

      On December 21, 2006, the Funds applied for regulatory relief to permit the offering of shares of each Fund (including new Funds that might be added to the Trust) to separate accounts of insurance companies that are not affiliated with National Life Insurance Company and qualified retirement plans under a "mixed and shared" funding arrangement.

2. SIGNIFICANT ACCOUNTING POLICIES:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION: Equity securities that are traded on a national securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities are valued on the basis of valuations provided by an independent pricing service. The mean of the current bid and ask prices is used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, will be fair valued under procedures adopted by the Funds' board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation No. 157 -Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 for the fiscal year ended December 31, 2007. Adoption of this rule would have had no significant impact on the Fund's financial statements for this fiscal year.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are accounted for on trade date. These exceptions include:

      (1) when trades occur on a day that happens to coincide with the end of a quarterly financial reporting period; or

      (2) on occasion, if Sentinel Administrative Services, Inc., the Funds' administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

      Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C. DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital, current year paydowns and dividends paid. Reclassifications were made to reflect these differences as of December 31, 2006.

                        Accumulated             Accumulated
                       undistributed           undistributed
                      net investment     net realized gain (loss)     Paid-in
SVPT Fund              income (loss)          on investments          capital
---------             --------------     ------------------------     -------

Balanced                  $ 2,071                 $(1,379)            $  (692)
Bond                         (890)                    890                  --
Common Stock                3,196                      --              (3,196)
Mid Cap Growth              8,693                      --              (8,693)

D. REPURCHASE AGREEMENTS: Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2006.

E. OTHER: Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are received from State Street Bank ("SSB"), the custodian bank, on cash balances and are reflected in the statement of operations as an expense offset.

F. FEDERAL INCOME TAXES: No provision is made for Federal taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise tax or income tax liability. In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after June 27, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Fund management is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

G. OPTIONS: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      There were no transactions in options during the period ended December 31, 2006.

H. DOLLAR ROLLS: The SVPT Balanced and SVPT Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

I. SECURITIES LENDING: Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund's portfolio before taking into account the securities loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to a value of 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is paid to the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund's best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

     At December 31, 2006 the following Funds had securities on loan:

                              Market Value        Market Value
       SVPT Fund           Loaned Securities       Collateral
----------------------     -----------------      ------------
Balanced .............        $ 2,788,110         $ 2,865,875
Bond .................          4,546,673           4,708,776
Common Stock .........          5,806,801           5,988,065
Mid Cap Growth .......          6,276,467           6,444,429
Small Company ........         13,755,165          14,209,531

3. MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Pursuant to Investment Advisory Agreements, Sentinel Asset Management, Inc. ("SAMI"), a subsidiary of NLV Financial Corporation, manages each Fund's investments and business operations under the overall supervision of the Trust's Board of Trustees. SAMI is affiliated with National Life Insurance Company, which issues variable insurance and annuity products through which the Trust is offered, because National Life Insurance Company is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

      A) WITH RESPECT TO SVPT BALANCED FUND. 0.55% per annum on the average daily net assets of the Fund.

      B) WITH RESPECT TO SVPT BOND FUND. 0.40% per annum on the average daily net assets of the Fund.

      C) WITH RESPECT TO THE SVPT COMMON STOCK, SVPT MID CAP GROWTH AND SVPT SMALL COMPANY FUNDS: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.

      D) WITH RESPECT TO THE SVPT MONEY MARKET FUND: 0.25% per annum on the average daily net asset of the Fund.

      SAMI has voluntarily agreed for a period of at least until December 31, 2006 to waive the Funds' advisory fees or reimburse other expenses as necessary to limit these Funds' overall expense ratios, after expense offsets, to the amounts shown below:

      o     SVPT Balanced Fund            0.79%
      o     SVPT Bond Fund                0.67%
      o     SVPT Common Stock Fund        0.66%
      o     SVPT Mid Cap Growth Fund      0.82%
      o     SVPT Money Market Fund        0.40%
      o     SVPT Small Company Fund       0.74%

      These arrangements terminated on December 31, 2006. For the period ended December 31, 2006, the amounts reimbursed were as follows: SVPT Money Market $29,423.

      Equity Services Inc. ("ESI"), a subsidiary of NLV Financial Corporation, acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter. On December 20, 2006, the Board of Trustees approved a change in the Trust's distributor from Equity Services, Inc. to Sentinel Financial Services Company, a subsidiary of SAMI, which is expected to occur in early 2007. Both independent directors of the Trust receive a meeting fee of $1,500 for each meeting attended. This compensation totaled $7,500 for each director for the period ended December 31, 2006.

      Pursuant to the Fund Services Agreement with Sentinel Administrative Services, Inc. ("SASI"), a subsidiary of SAMI, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. For the period ended December 31, 2006 this fee totaled $249,731.

4. INVESTMENT TRANSACTIONS:

Purchases and sales (excluding short-term obligations) for the period ended December 31, 2006 were as follows:

                      Purchases of                     Sales of
                       other than     Purchases of    other than     Sales of
                          U.S.            U.S.           U.S.          U.S.
                       Government      Government     Government    Government
                       direct and      direct and     direct and    direct and
                         agency          agency         agency        agency
SVPT Fund              obligations    obligations    obligations    obligations
-------------------    -----------    ------------   -----------    -----------
Balanced ..........    $ 2,880,822     $35,177,639   $ 3,855,574    $35,546,713
Bond ..............        499,025      91,430,607            --     92,051,225
Common Stock ......     12,490,010              --    11,151,276             --
Mid Cap Growth ....     20,149,432              --    22,922,884             --
Small Company .....     28,857,832              --    32,007,001             --

(The Sentinel Variable Products Money Market Fund invests only in short-term obligations.)

      At December 31, 2006, the Trust had tax basis capital losses which may be used to offset future capital gains through 2014 as follows:

CAPITAL LOSS CARRYFORWARD

                                               Expiring
                                               on 12/31
                                               --------
SVPT Bond Fund                 $  130,549        2013
                                  375,316        2014
                               ----------
               Total           $  505,865
                               ==========
SVPT Common Stock Fund         $    9,253        2010
                                  346,135        2011
                               ----------
               Total           $  355,388
                               ==========
SVPT Mid Cap Growth Fund       $2,878,659        2010
                               ==========
SVPT Money Market Fund         $      113        2011
                               ==========

      During the year ended December 31, 2006, the Funds utilized capital losses as follows:

                                 Capital losses
        SVPT Fund                   utilized
      --------------             --------------
      Common Stock                 $1,332,209
      Mid Cap Growth                  932,603

      It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2006 and fiscal year ended December 31, 2005 were as follows:

                                             Shares
                                            issued in                    Net
                                          reinvestment                 increase
                                          of dividends     Shares     (decrease)
                                Shares         and          re-       in shares
SVPT Fund                        sold     distributions   acquired   outstanding
----------------------------  ----------  -------------  ----------  -----------
YEAR ENDED DECEMBER 31, 2006
Balanced ...................     196,589       58,457       412,240    (157,194)
Bond .......................     462,833      113,176       587,598     (11,589)
Common Stock ...............   1,332,177       81,613     1,280,338     133,452
Mid Cap Growth .............     317,936           --       571,358    (253,422)
Money Market ...............  17,096,069    1,218,882    20,360,722  (2,045,771)
Small Company ..............     711,544      483,557       860,422     334,679

YEAR ENDED DECEMBER 31, 2005
Balanced ...................     295,707       71,570       335,787      31,490
Bond .......................     516,569      105,427       519,957     102,039
Common Stock ...............   1,430,156       63,291     1,140,912     352,535
Mid Cap Growth .............     381,481           --       744,086    (362,605)
Money Market ...............  18,789,425      755,057    21,043,916  (1,499,434)
Small Company ..............     827,357      370,269     1,100,794      96,832

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2006 were as follows:

                                           Long Term      Return
                               Ordinary     Capital         of
Fund                            Income        Gain        Capital       Total
----                          ----------   ----------     -------    ----------
Balanced ...................  $  512,148   $  223,244        $ --    $  735,392
Bond .......................   1,100,069           --          --     1,100,069
Common Stock ...............   1,099,328           --          --     1,099,328
Mid Cap Growth .............          --           --          --            --
Money Market ...............   1,218,882           --          --     1,218,882
Small Company ..............   1,320,625    5,666,777          --     6,987,402

     The tax character of distributions paid during the year ended December 31, 2005 were as follows:

                                           Long Term      Return
                               Ordinary     Capital         of
Fund                            Income        Gain        Capital       Total
----                          ----------   ----------     -------    ----------
Balanced ...................  $  487,733   $  347,398        $ 86    $  835,217
Bond .......................   1,019,881       18,574          --     1,038,455
Common Stock ...............     743,671           --          --       743,671
Mid Cap Growth .............          --           --          --            --
Money Market ...............     755,057           --          --       755,057
Small Company ..............     713,252    4,477,921          --     5,191,173

     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                    Currently Distributable
                      Currently            Long Term
                    Distributable        Capital Gain          Unrealized
                      Ordinary            or Capital          Appreciation/
Fund                   Income           Loss Carryover        Depreciation
----                   ------           --------------        ------------
Balanced .........    $ 34,378           $   152,009           $ 3,918,075
Bond .............      18,971              (505,865)              138,018
Common Stock .....       1,718              (355,388)           20,568,109
Mid Cap Growth ...          --            (2,878,659)            3,907,256
Money Market .....         113                  (113)                   --
Small Company ....     350,519               465,038            10,346,341

7. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

             Report of Independent Registered Public Accounting Firm

TO THE POLICYHOLDERS AND BOARD OF TRUSTEES OF SENTINEL VARIABLE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Balanced Fund, Sentinel Variable Products Trust Bond Fund, Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Money Market Fund and Sentinel Variable Products Trust Small Company Fund of the Sentinel Variable Products Trust (the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
New York, New York February 22,
2007

                   Information and Services for Policyholders

FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS

      Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to policyholders based upon the Funds' income and distributions for the taxable year ended December 31, 2006.

      The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                             Dividends       Qualified        Long-Term
                             Received         Dividend      Capital Gain
Fund                         Deduction         Income       Distributions
---------------------        ---------       ---------      -------------
Balanced ............           53.90%          53.88%       $  223,244
Common Stock ........          100.00          100.00                --
Small Company .......           27.20           27.16         5,666,777

PORTFOLIO PROXY VOTING GUIDELINES AND VOTING RECORD

Sentinel Variable Products Trust Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 are available without charge online at www.nationallife.com under the Quick Picks menu, at www.sec.gov, or by calling (800) 537-7003.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

                      Board Approval of Advisory Agreement

The Trust has entered into two investment advisory agreements with the Sentinel Asset Management, Inc. ("Advisor"): one on behalf of the Common Stock, Mid Cap Growth, Small Company, and Money Market Funds, and another on behalf of the Balanced and Bond Funds. The Funds' Board of Trustees consists of two independent Trustees and a third Trustee who is affiliated with the Advisor and related companies. Every year the Board separately considers, on behalf of the shareholders of each Fund, the approval of the Fund's applicable advisory agreement. During 2006, the Board consisted of two independent Trustees and a third Trustee who is affiliated with the Advisor and related companies, and voted to approve advisory agreements in effect at the time of their meeting held on November 3, 2006. The Board's approval was based on its consideration, at meetings on that date and throughout the preceding year, of the services provided to each Fund by the Advisor under the advisory agreements, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services.

      THE ADVISOR'S PERSONNEL AND INVESTMENT PROCESS. Each quarter, the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund's stated objectives. Among other things, the Board considers the size, education and experience of each Fund's portfolio management team. At their meeting held on November 3, 2006, the Trustees noted the extensive experience of the Funds' portfolio managers. The Trustees also noted the change in 2006 of the portfolio manager(s) of Mid Cap Growth Fund, and that the Fund's new portfolio manager, Mr. Kandel, was well qualified, with 18 years experience as an investment professional.

      Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund's portfolio holdings. In preparation for their November 3, 2006 meeting, the Trustees requested and evaluated materials from the Advisor that included, as noted below, performance and expense information for other variable product funds with similar investment objectives derived from data provided by Morningstar, Inc., an independent third party provider. Prior to voting, the Trustees reviewed the proposed continuance of the advisory agreements with the Advisor and counsel who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. In reaching their determinations relating the continuance with respect to each Fund, the Trustees considered all factors they believed relevant, including the following:

o information comparing the performance of each Fund to the performance of other individual variable product funds with similar investment objectives and Morningstar supplied the median performance for each Fund to the average performance of all other such funds.

o the nature, extent and quality of investment and administrative services rendered by the Advisor;

o revenue received by the Advisor and its affiliates in respect of the Funds;

o the costs borne by, and profitability of, the Advisor in providing services to the Funds, and a comparison of such profitability with that of the Advisor or its affiliates in providing services to the publicly available funds that they manage;

o comparative fee and expense data for each Fund and other funds with similar investment objectives;

o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

o the Advisor's policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements;

o any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

o information about fees charged by the Advisor to other clients with similar objectives;

o the professional experience and qualifications of each Fund's portfolio manager(s) and other senior personnel of the Advisor;

o the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor's internal compliance program; and

o     the terms of each advisory agreement.

      FUND PERFORMANCE. The Board receives performance data at least quarterly but, consistent with the Advisor's investment goals, the Board attaches importance to performance over relatively long periods of time, typically at least three years, for Funds other than the Money Market Fund. The Board monitors the Advisor's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

      The Board considered the performance, net of variable annuity charges and fund expenses, of each Fund i) as a percentage return compared to the return of other variable product funds with similar investment objectives and ii) as a percentile rank among all other variable product funds with similar investment objectives.

      The Trustees were pleased to note that each of the Common Stock and Small Company Funds ranked in the top half of their Morningstar peers with respect to the 1-, 3- and 5-year net returns; and the Balanced Fund ranked in the top half of its Morningstar peers with respect to its 1- and 3-year net returns (being too new to have 5-year returns). The Board noted the Bond Fund ranked in the top half of its Morningstar peers with respect to its 3-year net returns (being too new to have 5-year returns). The Board also noted the Mid Cap Growth and Money Market Funds ranked in the top half of their Morningstar peers with respect to their 5-year net returns.

      After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of the applicable Funds and the Advisor supported the renewal of each advisory agreement.

      MANAGEMENT FEES AND OTHER EXPENSES. The Board reviewed each Fund's annual expense ratio, which reflects asset-based costs such as management fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund's expense ratio to the average expense ratio of the similar funds provided by Morningstar, Inc. The Board noted that each of the Fund's net expense ratios ranked in the top half (lower expenses) of its Morningstar peers, noting in particular that most of the Funds ranked in the top quartile of their Morningstar peers and several were ranked as having the lowest net expenses of the peer group. The Board considered that the Advisor did not intend to continue the current voluntary expense caps after their scheduled termination on December 31, 2006, and that the Funds' gross expense ratios also compared favorably versus their Morningstar peers.

      The Board considered the advisory fee rates charged by an affiliate of the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board noted that each Fund's fees were lower than the fees of its corresponding publicly available fund, and concluded that the Fund's management fee and fee rate and overall expense ratio, including applicable fee waivers, were reasonable in comparison.

      The Board also considered the fact that the Advisor or its affiliates provide services for managing non-mutual fund portfolios. The Trustees noted that the Advisor or its affiliates generally do so either at cost or at a fee rate that was higher than the fees incurred by the Funds.

      PROFITABILITY. The Board considered information concerning the level of the Advisor's profits in respect of the management of the Funds. The Board believed the Advisor's profits were reasonable in relation to the nature and quality of services provided.

      After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the management fees charged to each Fund, taking into account the expected termination of the expense caps, were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisor in respect of its relationship with the Funds supported renewal of the advisory agreements.

      ECONOMIES OF SCALE. The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether the Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the advisory agreement for the Common Stock, Mid Cap Growth and Small Company Funds each have breakpoints that reduce the management fee rate as the Fund's assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each advisory agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the advisory agreements.

      CONCLUSION. The Trustees considered the Advisor to be an experienced asset management firm and considered the overall quality of services provided by the Advisor to be excellent. They believed that the Advisor is financially sound and well managed. After deliberation by the Trustees, the entire Board, including all of the independent Trustees, approved the renewal of the existing advisory agreements, concluding that each Fund's advisory fee as reasonable in relation to the services provided and that a contract renewal was in the best interests of each Fund's shareholders.

                              Trustees and Officers

The following is a list of the Trust's trustees. Each trustee oversees the six portfolios of the Sentinel Variable Products Trust. Trustees serve until the next regular policyholders' meeting or until he or she reaches the mandatory retirement age established by the Trust.

                             Length of            Principal Occupation(s) During                                       Public
Name, Address, Age           Time Served          Past Five Years                                                      Directorships
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM D. MCMEEKIN (62)     Trustee since        Executive Vice President, Commercial Services - TD Banknorth, N.A.   None
One National Life Drive      2000                 (formerly Banknorth Vermont) since June, 2005; Senior Vice
Montpelier, VT 05604                              President & Senior Lending Officer, 2001 to 2005; Community
                                                  President - The Howard Bank, 2000 to 2001
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM G. RICKER (67)       Trustee since        Former President - Denis, Ricker & Brown (Insurance Agency), 1980    None
One National Life Drive      2000                 to 2001
Montpelier, VT 05604

      The names of and other information relating to the one Trustee who is an officer and "interested person" of the Funds as defined in the Investment Company Act of 1940, as amended and to the officers of the Funds are set forth below.

                             Length of            Principal Occupation(s) During                                       Public
Name, Address, Age           Time Served          Past Five Years                                                      Directorships
------------------------------------------------------------------------------------------------------------------------------------
THOMAS H. MACLEAY (57)       Chair and Trustee,   National Life Holding Company (a mutual insurance holding company)   Sentinel
One National Life Drive      since 2004; Chief    and National Life Insurance Company ("National Life") - Chairman of  Funds (13)
Montpelier, VT 05604         Executive Officer    the Board, President and Chief Executive Officer, since 2002;
                             2004-2005            President and Chief Operating Officer, 1996 to 2001; Sentinel Group
                                                  Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust ("Sentinel
                                                  Funds") - Chairman, since 2003; Chief Executive Officer, 2003-2005
------------------------------------------------------------------------------------------------------------------------------------
CHRISTIAN W. THWAITES (49)   President and        Sentinel Asset Management, Inc. ("Advisor") - President & Chief      N/A
One National Life Drive      Chief Executive      Executive Officer, since 2005; National Life - Executive Vice
Montpelier, VT 05604         Officer, since       President, since 2005; Sentinel Funds - President, Chief Executive
                             2005                 Officer and Director/Trustee, since 2005; Sentinel Financial
                                                  Services Company ("SFSC") - Chief Executive Officer since 2005,
                                                  President 2005 to 2006; Sentinel Administrative Services, Inc.
                                                  ("SASI") - President & Chief Executive Officer since 2005; Sentinel
                                                  Advisors Company ("SAC") and Sentinel Administrative Services
                                                  Company ("SASC") - President & Chief Executive Officer 2005 to
                                                  2006; Skandia Global Funds - Chief Executive Officer, 1996 to 2004

                             Position and
                             Length of            Principal Occupation(s) During                                       Public
Name, Address, Age           Time Served          Past Five Years                                                      Directorships
------------------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE (50)        Vice President       SASI - Vice President, since 2006; Sentinel Funds - Vice President   N/A
One National Life Drive      & Treasurer,         and Treasurer, since 1997; SASC - Vice President 1998 to 2006
Montpelier, VT 05604         since 2000
------------------------------------------------------------------------------------------------------------------------------------
JOHN K. LANDY (47)           Vice President,      SASI - Senior Vice President, since 2006; Sentinel Funds - Vice      N/A
One National Life Drive      since 2004           President, since 2003; SASC - Senior Vice President 2004 to 2006;
Montpelier, VT 05604                              Vice President, 1997 to 2004
------------------------------------------------------------------------------------------------------------------------------------
SCOTT G. WHEELER (41)        Assistant Vice       SASI - Assistant Vice President, since 2006; Sentinel Funds -        N/A
One National Life Drive      President &          Assistant Vice President and Assistant Treasurer, since 1998;
Montpelier, VT 05604         Assistant            SASC - Assistant Vice President 1998 to 2006
                             Treasurer,
                             since 2004
------------------------------------------------------------------------------------------------------------------------------------
KERRY A. JUNG (33)           Secretary, since     National Life - Senior Counsel, since 2005; Sentinel Funds -         N/A
One National Life Drive      2005                 Secretary, since 2005; Equity Services, Inc. ("ESI"); Advisor;
Montpelier, VT 05604                              SFSC - Counsel, since 2005; SASI - Counsel, since 2006; SAC,
                                                  SASC - Counsel, 2005 to 2006; Strong Financial Corporation -
                                                  Managing Counsel, 2004-2005; Associate Counsel, 2000 to 2004
------------------------------------------------------------------------------------------------------------------------------------
D. RUSSELL MORGAN (51)       Chief Compliance     Advisor; National Variable Annuity Account II; National Variable     N/A
One National Life Drive      Officer, since       Life Insurance Account - Chief Compliance Officer, since 2004;
Montpelier, VT 05604         2004; Secretary,     Sentinel Funds - Chief Compliance Officer, since 2004; Secretary,
                             2000 - 2005          1988 to 2005; National Life - Assistant General Counsel, 2001 to
                                                  2005; Senior Counsel, 2000 to 2001; ESI - Counsel, 1986 to 2005;
                                                  Advisor, SAC, SFSC, SASC - Counsel, 1993 to 2005
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling (800) 537-7003.

      INVESTMENT ADVISOR                  CUSTODIAN AND DIVIDEND PAYING AGENT
      Sentinel Asset Management, Inc.     State Street Bank & Trust Company -
                                          Kansas City
      PRINCIPAL UNDERWRITER
      Equity Services, Inc.               TRANSFER AGENT, SHAREHOLDER SERVICING
                                          AGENT AND ADMINISTRATOR
      COUNSEL                             Sentinel Administrative Services, Inc.
      Sidley Austin LLP

      INDEPENDENT REGISTERED PUBLIC
      ACCOUNTING FIRM
      PricewaterhouseCoopers LLP

Sentinel Variable Products Trust

Sentinel Variable Products Trust Balanced Fund
Sentinel Variable Products Trust Bond Fund
Sentinel Variable Products Trust Common Stock Fund
Sentinel Variable Products Trust Mid Cap Growth Fund
Sentinel Variable Products Trust Money Market Fund
Sentinel Variable Products Trust Small Company Fund

THIS BROCHURE IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

DISTRIBUTED BY
Equity Services, Inc.
National Life Drive
Montpelier, Vermont 05604
(800) 732-8939

MK2473(1206)                                                      Cat. No. 63061

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2006, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended December 31, 2006 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended December 31, 2006 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e) Not applicable.
(f) A copy of the Registrant's code of ethics is incorporated by reference herein.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant's Audit Committee. However, the members of the Audit Committee, which consists of the two non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2005      $83,700
2006      $78,000

(b) Audit-Related Fees. PricewaterhouseCoopers has not provided any audit-related services to the Registrant that are not included in response to item 4(a).

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2005     $23,000
2006     $25,000

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.
PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Company ("SASC"), aggregate fees for services which related to SASC SAS 70 reports and work on anti-money laundering, market timing and late trading procedures, in the last two fiscal years as follows:

2005     $68,000
2006     $71,000

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics. Incorporated by reference to the registrant's Form N-CSR filed on March 10, 2005.


(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust


By: /s/ Christian W. Thwaites
- -------------------------
Christian W. Thwaites,
President & Chief Executive Officer

Date: March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Thomas P. Malone
- --------------------
Thomas P. Malone,
Vice President & Treasurer

Date: March 6, 2007

Sentinel Variable
Products Trust

--------------------------------


Policyholders Annual Report
December 31, 2006